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Tierra

Web Exec Summary

Purpose:	To be used as the introduction to the announcement of the deal on www.amd.com.

Headline:	AMD and Advanced Technology Investment Company of Abu Dhabi to Create Leading-Edge Semiconductor Manufacturing Company

Subhead:	Mubadala Development Company intends to increase investment in financially-stronger AMD, which is simultaneously unlocking the value of its manufacturing assets

On Oct. 7, 2008, AMD and the Advanced Technology Investment Company announced the intention to create a new global enterprise, The Foundry Company, to address the growing global demand for independent, leading-edge semiconductor manufacturing. There is a strong shift to foundries occurring – particularly to foundries with the capacity to produce devices using leading-edge process technologies. With The Foundry Company, AMD will be able to unlock the value of its world-class manufacturing capability – by making it available to a growing community of fabless semiconductor companies.

The Foundry Company: A U.S. Headquartered Global Enterprise

The Foundry Company will begin with key strengths needed to build a successful leading-edge manufacturing company: a history of manufacturing excellence through AMD, committed capital, talented workforce and intellectual capital, and a strong, long-term technology partnership with IBM.

To scale capacity, The Foundry Company intends to proceed with a planned capacity expansion in Dresden, Germany. In addition, the company plans, subject to the transfer of previously approved New York State incentives, to begin construction on a new state-of-the-art facility in Saratoga County, New York, creating more than 1,465 highly-skilled, advanced manufacturing jobs and stimulating the creation of thousands more local jobs. Once operational, the New York facility will be the only independently-managed leading-edge semiconductor manufacturing foundry in the United States.

AMD Delivers on Asset Smart to Become Financially Stronger and More Focused on Design and Development

With The Foundry Company, AMD will unlock the value of its manufacturing excellence to emerge financially stronger and more focused on the design and development of the next generation of innovation based on the Fusion of computing and graphics processing. AMD is the only company in the world with a proven track-record of innovation in both x86 CPU and graphics technologies. Upon closing of this transaction, AMD will be able to direct the company’s intellectual energy to helping customers create differentiation and value.

Additional Information and Where to Find It

AMD will file a proxy statement pursuant to which AMD’s board of directors will solicit proxies in connection with seeking AMD stockholder approval of the issuance of AMD shares and warrants pursuant to the Master Transaction Agreement with the Securities and Exchange Commission (the “SEC”). Investors and security holders are urged to read the proxy statement when it becomes available and other relevant documents filed with the SEC because they will contain important information. Security holders may obtain a free copy of the proxy statement, when AMD files it with the SEC in the coming weeks, and other documents filed by AMD with the SEC at the SEC’s web site at http://www.sec.gov. The proxy statement and other documents may also be obtained free of charge by contacting AMD Investor Relations at investor.relations@amd.com or by telephone: (408) 749-4000.

AMD and its executive officers and directors may be deemed to be participants in the solicitation of proxies from AMD’s stockholders with respect to the issuance of AMD shares and warrants pursuant to the Master Transaction Agreement. Information regarding such executive officers and directors is included in AMD’s Proxy Statement for its 2008 Annual Meeting of Stockholders filed with the SEC on March 14, 2008, which is available free of charge at the SEC’s web site at http://www.sec.gov and by contacting AMD Investor Relations at investor.relations@amd.com or by telephone: (408) 749-4000. Certain executive officers and directors of AMD have interests in the transaction that may differ from the interests of AMD stockholders generally. These interests will be described in the proxy statement when AMD files it with the SEC in the coming weeks.

F A C T    S H E E T: “The Foundry Company”

The Foundry Company

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AMD and the Advanced Technology Investment Company (ATIC) of Abu Dhabi have announced the creation of a U.S.-headquartered, leading-edge semiconductor manufacturing company to address growing demand for independent, leading-edge foundry production capabilities.

•

The new global company, to be temporarily called “The Foundry Company,” will serve this need by combining advanced process technology, industry-leading manufacturing facilities and aggressive plans to expand its global capacity footprint.

•	Doug Grose will relinquish his current role as AMD’s senior vice president of manufacturing operations to become chief executive officer of The Foundry Company.

•	Hector Ruiz will relinquish his current role as AMD’s executive chairman and chairman of the board to become chairman of The Foundry Company.

•	The Board of Directors of The Foundry Company will be equally divided between representatives of AMD and ATIC.

A New Global Company

•

Upon closing of the transaction, The Foundry Company will commence operations with approximately 3,000 employees who will transition into the new company from AMD facilities in Silicon Valley, New York, Dresden, and Austin. The new company’s principal headquarters will be in Silicon Valley and its research and development and manufacturing leadership teams and ecosystems will be based in New York, Dresden, and Austin.

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Dresden, Germany: With its award-winning manufacturing lines at Fab 36 and Fab 38, a total investment of more than $6 billion to date and 2,800 world-class employees, Dresden, Germany is the cornerstone of The Foundry Company’s manufacturing operations.

•

Saratoga County, NY: The Foundry Company plans to begin construction of the first 300mm semiconductor manufacturing facility designed for 32nm technologies at the Luther Forest Technology Campus (LFTC) in Saratoga County, New York, once transfer of previously approved New York State incentives is achieved.

•

East Fishkill, New York: The new foundry company will continue to invest in its industry-leading semiconductor process technology R&D at its Dresden and Sunnyvale locations as well as via the company’s collaborative R&D partnership with IBM.

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Austin, Texas: Along with advanced process technology, the new foundry company will continue to drive operational innovations to provide customers the most efficient, responsive and flexible manufacturing environment for their products through its dedicated Manufacturing Systems Technology organization.

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Sunnyvale, California: The customer’s experience, from first contact to delivery of the final product, is what differentiates the best companies in the industry. From design enablement to the final tangible product a customer receives, what separates The Foundry Company is the service it delivers along the way. 45nm SOI and 32nm Bulk design kits now available.

For more information about The Foundry Company, visit www.newglobalfoundry.com    October 2008

Upon closing, The Foundry Company will:

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Have a total enterprise value of $5.0 billion, consisting of AMD’s contribution of manufacturing assets and intellectual property (including its fabrication facilities in Dresden), intellectual capital and employees valued together at $2.4 billion; ATIC’s contribution of $1.4 billion in new capital; and $1.2 billion of debt assumed by The Foundry Company from AMD;

•	Be consolidated with AMD for purposes of financial reporting;

•	Have a board of directors whose membership is equally divided between representatives of AMD and ATIC;

•	Have only AMD and ATIC as stockholders, each of which at the closing will have equal voting rights;

•

Be owned 44.4 percent by AMD and 55.6 percent by ATIC on a fully converted to common basis. ATIC’s economic ownership will increase over time based on the differences in securities held by AMD and ATIC, and depending on whether AMD elects to invest proportionately with ATIC in future capital infusions to support The Foundry Company’s growth;

•	Have its principal headquarters in Silicon Valley, and its research and development and manufacturing leadership teams and ecosystems in New York, Dresden, and Austin;

•	Have an exclusive supply agreement with limited exceptions to manufacture AMD processors and to manufacture, where competitive, certain percentages of other AMD semiconductor products;

•	Begin construction of the Fab 4X manufacturing facility in New York in the middle of 2009, directly employing more than 1,400 workers in Upstate New York when the facility is in full operation;

•	Expect to increase capacity through completing the 300mm conversion of a second state-of-the-art facility in Dresden in 2009;

•	Join the IBM technology development alliance for both SOI and bulk silicon technology, greatly expanding the addressable market of The Foundry Company;

•

After the upgrade and expansion in Dresden and the build-out of the New York facility, The Foundry Company envisions expanding its global manufacturing footprint over time, if commercially justified, to also include new fabrication facilities in Abu Dhabi; and

•	Announce its permanent corporate name and identity.

Additional Information and Where to Find It

AMD will file a proxy statement pursuant to which AMD’s board of directors will solicit proxies in connection with seeking AMD stockholder approval of the issuance of AMD shares and warrants pursuant to the Master Transaction Agreement with the Securities and Exchange Commission (the “SEC”). Investors and security holders are urged to read the proxy statement when it becomes available and other relevant documents filed with the SEC because they will contain important information. Security holders may obtain a free copy of the proxy statement, when AMD files it with the SEC in the coming weeks, and other documents filed by AMD with the SEC at the SEC’s web site at http://www.sec.gov. The proxy statement and other documents may also be obtained free of charge by contacting AMD Investor Relations at investor.relations@amd.com or by telephone: (408) 749-4000.

AMD and its executive officers and directors may be deemed to be participants in the solicitation of proxies from AMD’s stockholders with respect to the issuance of AMD shares and warrants pursuant to the Master Transaction Agreement. Information regarding such executive officers and directors is included in AMD’s Proxy Statement for its 2008 Annual Meeting of Stockholders filed with the SEC on March 14, 2008, which is available free of charge at the SEC’s web site at http://www.sec.gov and by contacting AMD Investor Relations at investor.relations@amd.com or by telephone: (408) 749-4000. Certain executive officers and directors of AMD have interests in the transaction that may differ from the interests of AMD stockholders generally. These interests will be described in the proxy statement when AMD files it with the SEC in the coming weeks.

For more information about The Foundry Company, visit www.newglobalfoundry.com    October 2008

F A C T    S H E E T: “The Foundry Company” and New York

The Foundry Company

•

AMD and the Advanced Technology Investment Company (ATIC) of Abu Dhabi have announced the creation of a U.S.-headquartered, leading-edge semiconductor manufacturing company to address growing demand for independent, leading-edge foundry production capabilities.

•

The new global company, to be temporarily called “The Foundry Company,” will serve this need by combining advanced process technology, industry-leading manufacturing facilities and aggressive plans to expand its global capacity footprint.

•	Doug Grose will relinquish his current role as AMD’s senior vice president of manufacturing operations to become chief executive officer of The Foundry Company.

•	Hector Ruiz will relinquish his current role as AMD’s executive chairman and chairman of the board to become chairman of The Foundry Company.

•	The Board of Directors of The Foundry Company will be equally divided between representatives of AMD and ATIC.

The Fab at Luther Forest Technology Campus

•	The world’s first 300mm fab designed for 32 nanometer technologies.

•

A 300mm wafer is 12 inches in diameter, with 2.25 times the wafer area of a 200mm wafer. When using a chip that is one square centimeter, a 300mm wafer includes approximately 706 chips. Additionally, 300mm wafers have higher clean room utilization efficiency and a reduced defect density, lowering die cost and ultimately making these wafers more cost-effective to manufacture. (Semiconductor Industry Association)

•	The new fab is planned to include four major building elements:

•	A 180,000 square-foot wafer fabrication clean room

•	Support buildings, including a “spine” and Bump-Test Facility (BTF)

•	Administrative office building

•	Central utility building (CUB) along with service yards and small support buildings

•

The Foundry Company will equip the fab with manufacturing tools and specialized equipment valued at approximately $3.8 billion dollars; expenditures for building construction and infrastructure will be approximately $800,000,000.

Creating Jobs for Upstate New York

The Foundry Company plans to start with a core team of locally-based employees and leverage the expertise from the highly successful Fab 36 and Fab 38 in Dresden, Germany. As the New York fab continues to increase production, The Foundry Company expects to draw the majority of the growing workforce from local communities.

The region’s highly-skilled and educated local workforce is a major factor in why Luther Forest was selected as the ideal site for a new, leading-edge fab:

•

The project will create more than 1,400 new direct semiconductor manufacturing jobs once full scale production is achieved with an average annual salary of $60,000 per year and an estimated annual payroll of more than $88 million.

•	The project is expected to create an additional 5,000 indirect jobs in the region with a sustained estimated total payroll for both direct and indirect jobs of $290 million per year.

•

An immediate stimulus to the regional economy through local expenditures of as much as $800 million in the construction of the new manufacturing facility. Construction is expected to support about 1,600 jobs, with the potential for an additional 2,700 jobs added through economic multiplier effects. (source: “Manufacturing, Competitiveness and Technology Leadership in the Semiconductor Industry,” by economist Dr. Everett M. Ehrlich, President, ESC Company, the full report is available at www.newglobalfoundry.com)

•	The new fab is a key piece of New York’s “Tech Valley” and the overall economic growth and future of a region that has seen significant downturns in recent years:

For more Information about The Foundry Company, visit www.newglobalfoundry.com    October 2008

•	In the past decade, New York has seen 30.6 percent of the state’s manufacturing jobs lost. (The Public Policy Institute of New York State, Inc.)

•	Over the past year, New York State has seen a 3.3 percent decrease in manufacturing jobs – or 18,300 jobs. (The Public Policy Institute of New York State, Inc.)

Key R&D, Innovation Partnership with IBM

•	The AMD-IBM alliance has emerged as the industry leader in high-performance SOI process technology driving faster, more power-efficient processors.

•	Dramatically rising R&D costs are making leading-edge manufacturing prohibitive for players that lack scale or partners.

•	Best of both worlds: The Foundry Company will be founded on the process technology leadership of the AMD-IBM alliance, and AMD’s world-class manufacturing capability.

•	The new facility in Upstate NY, in alliance with IBM’s R&D facilities in Fishkill, NY, plays an integral role in establishing the region as a global semiconductor and nanotech leader.

•	East Fishkill

•	78 Foundry Company employees at IBM Research Facility (Yorktown, NY) and IBM 300mm Development Facility (East Fishkill, NY).

•	Developing the 32nm technology for production in Fab36 in 2010.

•	The research areas are focused on 22nm technology which is slated for 2011 production.

•	Benefits for The Foundry Company

•	Access to industry-leading high-performance SOI and bulk silicon technology — critical to serving a growing market with advanced manufacturing capabilities

•	A world-class R&D team — comprising AMD, IBM and alliance partners — and capital dedicated to the development of leading-edge core process technology

•	Access to IBM alliance partners who could potentially utilize The Foundry Company for their manufacturing needs

•	Ability for advanced technology innovation by leveraging IBM’s involvement in Albany Nanotech Complex

•	Benefits for IBM

•	A well-capitalized, high-volume manufacturing partner to drive IBM’s industry-standard bulk technology

•	Significant technology innovation opportunities for the IBM alliance

•	Leading-edge designs to drive faster time-to-yields for both high-performance SOI and bulk technology

•	Significant business growth opportunities for the IBM alliance

•	The relationship has been extended through 2015, including 22nm node development and other technology development activities

•	A highly skilled and financially committed partner for the IBM Alliance’s R&D programs

Additional Information and Where to Find It

AMD will file a proxy statement pursuant to which AMD’s board of directors will solicit proxies in connection with seeking AMD stockholder approval of the issuance of AMD shares and warrants pursuant to the Master Transaction Agreement with the Securities and Exchange Commission (the “SEC”). Investors and security holders are urged to read the proxy statement when it becomes available and other relevant documents filed with the SEC because they will contain important information. Security holders may obtain a free copy of the proxy statement, when AMD files it with the SEC in the coming weeks, and other documents filed by AMD with the SEC at the SEC’s web site at http://www.sec.gov. The proxy statement and other documents may also be obtained free of charge by contacting AMD Investor Relations at investor.relations@amd.com or by telephone: (408) 749-4000.

AMD and its executive officers and directors may be deemed to be participants in the solicitation of proxies from AMD’s stockholders with respect to the issuance of AMD shares and warrants pursuant to the Master Transaction Agreement. Information regarding such executive officers and directors is included in AMD’s Proxy Statement for its 2008 Annual Meeting of Stockholders filed with the SEC on March 14, 2008, which is available free of charge at the SEC’s web site at http://www.sec.gov and by contacting AMD Investor Relations at investor.relations@amd.com or by telephone: (408) 749-4000. Certain executive officers and directors of AMD have interests in the transaction that may differ from the interests of AMD stockholders generally. These interests will be described in the proxy statement when AMD files it with the SEC in the coming weeks.

For more Information about The Foundry Company, visit www.newglobalfoundry.com    October 2008

F A C T    S H E E T: “The Foundry Company” and Dresden, Germany

The Foundry Company

•	AMD and the Advanced Technology Investment Company (ATIC) of Abu Dhabi have announced a new, U.S.-headquartered, semiconductor manufacturing company – initially called “The Foundry Company.”

•	The Foundry Company will combine ATIC’s long-term vision and patient capital with AMD’s manufacturing leadership, innovation, and highly-skilled workforce.

•

The Foundry Company plans to begin construction of the first 300mm semiconductor manufacturing facility designed for 32nm technologies at the Luther Forest Technology Campus (LFTC) in Saratoga County, New York, once transfer of previously approved New York State incentives is achieved.

Fab 36 and Fab 38 Background:

•

The Foundry Company’s Dresden Manufacturing operations will include two semiconductor manufacturing facilities, or “fabs,” which consistently rank among the best in the world on productivity and advanced technology capabilities. In its first 300mm wafer manufacturing facility, Fab 36, AMD produces leading-edge microprocessors using advanced 45nm and 65nm technologies. The former Fab 30 200mm facility is currently being transformed into the state-of-the-art, Fab 38 300mm facility, which is planned to start production in 2009.

•

The Dresden site is one of the largest international investments in Germany in more than a decade, employing approximately 2,800 highly trained engineers, technicians and specialists. Total investment in the two manufacturing facilities alone is approximately $6 billion to-date. The site has helped establish the Dresden region as Europe’s leading center of leading-edge electronics with more than 44,000 employees at 1,200 companies.

•

The Foundry Company will also be a principal member of two industry-leading efforts in the Dresden area as well: The Advanced Mask Technology Center (AMTC) joint venture and The Center of Nanoelectronic Technology (CNT) cooperation. AMTC focuses on the development and pilot production of next-generation lithographic masks. CNT develops process technology solutions based on 300mm wafer manufacturing.

•

The Dresden site has been the cornerstone for AMD’s microprocessor manufacturing operations for more than a decade and we believe it is poised to be the manufacturing cornerstone of The Foundry Company for years to come.

Site Assets and Impact

•	Two leading-edge 300mm semiconductor manufacturing facilities:

•	Fab 36: currently produces 25,000 wafers per month, delivering a full range of AMD’s successful processor families

•	Fab 38 (former 200 mm Fab 30): expected to start production in 2009 with a planned capacity of 25,000 wafer starts per month

•	Co-located Bump Test Facility preparing wafers for final assembly

•	Dresden Design Center (DDC)

For more information, please visit: www.newglobalfoundry.com    October 2008

•	Two industry-leading efforts:

•	Advanced Mask Technology Center (AMTC), a joint venture of AMD Inc., Qimonda AG and Toppan Photomasks Inc.

•	Center of Nanoelectronic Technology (CNT), a public-private partnership of AMD Inc., Fraunhofer Gesellschaft and Qimonda AG

•	Highly integrated manufacturing and R&D lines

•	Close cooperation with regional universities and research centers

•	Member of the Federal Top Cluster Initiative (Joint Saxony Project “Cool Silicon”)

•	Creation of indirect high tech employment in the Dresden region (ratio: 1.5 indirect jobs per AMD employee)

Awards

•	Fab of the Year 2001 (for Fab 30) – Semiconductor International

•	Best Employer 2006 – Hewitt Associates

•	Trendence Top Employer Award 2006-2007 and 2008-2009

•	Trendence Top Employer Award Information Technology 2008-2009

•	Cogeneration Plant of the Year 2007 from the German federal association for combined heat and power (BHKW)

Additional Information and Where to Find It

AMD will file a proxy statement pursuant to which AMD’s board of directors will solicit proxies in connection with seeking AMD stockholder approval of the issuance of AMD shares and warrants pursuant to the Master Transaction Agreement with the Securities and Exchange Commission (the “SEC”). Investors and security holders are urged to read the proxy statement when it becomes available and other relevant documents filed with the SEC because they will contain important information. Security holders may obtain a free copy of the proxy statement, when AMD files it with the SEC in the coming weeks, and other documents filed by AMD with the SEC at the SEC’s web site at http://www.sec.gov. The proxy statement and other documents may also be obtained free of charge by contacting AMD Investor Relations at investor.relations@amd.com or by telephone: (408) 749-4000.

AMD and its executive officers and directors may be deemed to be participants in the solicitation of proxies from AMD’s stockholders with respect to the issuance of AMD shares and warrants pursuant to the Master Transaction Agreement. Information regarding such executive officers and directors is included in AMD’s Proxy Statement for its 2008 Annual Meeting of Stockholders filed with the SEC on March 14, 2008, which is available free of charge at the SEC’s web site at http://www.sec.gov and by contacting AMD Investor Relations at investor.relations@amd.com or by telephone: (408) 749-4000. Certain executive officers and directors of AMD have interests in the transaction that may differ from the interests of AMD stockholders generally. These interests will be described in the proxy statement when AMD files it with the SEC in the coming weeks.

For more information, please visit: www.newglobalfoundry.com    October 2008

Q&As – H.R. – FoundryCo and AMD (global)

EMPLOYEE TRANSITION

Q:	Who will be part of The Foundry Company?

A:	As announced, AMD is contributing its Wafer Fab manufacturing operations to a newly formed company (“The Foundry Company”), which will be a joint venture between AMD and Advanced Technology Investment Company (ATIC). As part of this reorganization, the manufacturing operations and support functions in Dresden will become part of The Foundry Company. In addition, approximately 300 AMD employees in the U.S. mainly from manufacturing technology development will join The Foundry Company.

Q:	What is the total number of employees for The Foundry Company and where are they located?

A:	Upon closing of the transaction, the new company will have a little over 3000 employees around the world, with the majority in Dresden, Germany. Other significant offices for manufacturing operations will be in Austin, Texas, Sunnyvale, California and East Fishkill, New York.

Q:	Will The Foundry Company employees maintain their years of service or will they be considered new employees?

A:	The Foundry Company employees’ AMD service time will be carried over to The Foundry Company and will count for purposes of earning vacation, etc. under the applicable policies.

Q:	Will jobs be eliminated as a result of this new structure of The Foundry Company?

A:	The creation of The Foundry Company is about innovation and growth in the long run for both companies in targeted industry sectors. This new venture will only work with you – highly skilled and qualified employees. At the same time changes like this also require flexibility and readiness for change. AMD and The Foundry Company both intend to maintain and develop lean organizations that are highly efficient with a strong focus on performance.

Q:	What was the rational used to determine which company (AMD or The Foundry Company) an employee will be a part of?

A:	Employees will be assigned to a company based on their current job responsibilities and the part of the business that he/she supports and/or is located within.

Q:	What if an employee doesn’t want to transfer to The Foundry Company or remain with AMD?

A:	The assignment decisions were made carefully by management, taking many factors into account to ensure the future success of both companies. Generally, an employee’s job and regular responsibilities will not change significantly and they will continue to be a part of the same team with limited impact to daily responsibilities.

Tierra – HR Q&A

Q:	Are employees able to transfer between organizations?

A:	Both organizations will operate as separate entities and will have protocols in place for hiring. Transfers between these entities will be handled like external hires in the future.

Q:	What happens with employees who are on expat assignments that cross the two organizations?

A:	Each situation will be addressed individually to determine the most appropriate plan going forward to meet the needs of the employee and the overall business.

Q:	How will HR policies change for The Foundry Company?

A:	Policies will remain essentially the same immediately after the transaction closes. Soon thereafter, Foundry Co will start to adapt The Foundry Company HR programs and policies in accordance with its future HR strategy, business model, employee needs and competitive practices. The Foundry Company intends to keep the overall value comparable — but the mix of how the value from HR programs and policies is delivered might change. Possible updates will be posted on the The Foundry Company internal website and communicated as appropriate.

Q:	Will there be any changes to how HR provides support for both organizations?

A:	There will be Service Level Agreements in place between the two organizations to ensure consistent HR services through HR resources, tools and systems. Immediately after the transaction closes, The Foundry Company will have access to all AMD HR systems and online tools and resources. In 2009, the The Foundry Company HR team will begin implementing systems and tools that support and align to the needs of The Foundry Company, with transitional support from AMD.

Q:	Will there be any changes to employee numbers/email addresses/NT IDs for The Foundry Company employees?

A:	Immediately after the closing of the transaction we expect that all of the above will remain unchanged. In 2009, as The Foundry Company establishes its own systems, changes are likely. All changes will be communicated well in advance to ensure minimal disruption or impact to employees and business operations.

Tierra – HR Q&A

Q:	Where do The Foundry Company employees go to get information about the company, its strategy, vision, leadership, values, etc. and will The Foundry Company have its own site for employees to reference as things change or are updated?

A:	There will be a section of AMD Central that will focus on all The Foundry Company information including its vision and mission, extensive Q&A and regular updates on decisions being made and processes being established. In the longer term this section will transition to an independent web site as The Foundry Company establishes its own systems and processes.

Rewards Philosophy and Direction / Compensation & Benefits

Q:	What will The Foundry Company’s approach to Total Rewards be in the future?

A:	The Foundry Company will provide a comprehensive market-competitive reward program to:

•	Align with the company’s pioneering mission to grow a world class organization unique in the industry

•	Attract, retain and engage a best-in-class global workforce that collaborates globally to deliver service, quality and value to its customers

•	Drive a high performance culture that delivers manufacturing excellence and maintains a sharp focus on its customers

While the Foundry Company does not intend to make changes to its plans simply for the sake of making changes, it will look to more closely support the mission, vision and values of the new organization through its Total Reward offerings.

Q:	How does becoming a private company that is separate from AMD affect our Total Rewards programs?

A:	Programs like the Employee Stock Purchase Plan (ESPP) and other stock programs no longer work in a private company environment. The Foundry Company intends to keep overall compensation opportunities comparable — but the mix of how the opportunities are delivered will likely change. And as The Foundry Company moves toward a long-term focus on building a global organization, we want to deliver incentive programs that reward the behaviors that will enable success. On the benefits side, The Foundry Company may make small adjustments in its plan design and vendor contracts to make sure they are competitive and in line with our future growth plans and global footprint.

Q:	Who is responsible for creating our new Total Reward philosophy?

A:	The executive leadership team of The Foundry Company has been working together to chart the course for the new organization, including creating the company’s mission and vision and supporting Total Reward philosophies.

Tierra – HR Q&A

Q:	How will you be communicating changes to employees before and after close?

A:	The management of The Foundry Company wants to build your trust by frequently informing you and your colleagues. The Foundry Company management will provide avenues for employees’ feedback and will keep updating information on the The Foundry Company section of AMD Central (later on an independent The Foundry Company Site) as decisions are made. When the Total Reward programs have been finalized after the transaction closes, The Foundry will plan a launch that includes manager and employee training and provide content as appropriate.

Q:	How will moving to The Foundry Company affect my compensation programs? Will my base pay change?

A:	The Foundry Company management team intends to keep your overall compensation opportunity comparable — but the mix of how the opportunity is delivered will likely change. Your current base pay will not change as a result of this move.

Q:	Will payroll period, payroll cutoff dates and pay dates remain the same for The Foundry Company employees?

A:	Yes, they will remain the same until further notice.

Q:	What will happen to the merit increase I just received for 2008? What is the timing for merit increases when we move to The Foundry Company?

A:	Any merit increase you received for the 2008 cycle will be applied to your salary at The Foundry Company.

Information about process and timing for future merit increases will be communicated as part of your overall compensation communication.

Q:	What will happen to the current AMD Bonus Plan?

A:	For the 2H/2008 eligible employees will continue to participate in the AMD Corporate Bonus Plan.

For 2009, The Foundry Company will design its incentive plans to align with its new organization and accordingly reward and recognize the behaviors that will help it build a strong global organization.

Q:	Who will be eligible for the The Foundry Company Incentive (Bonus) Plans?

A:	The Foundry Company wants to ensure that its plans are appropriate to various levels and locations in its organization and are in the process of determining eligibility.

Q:	What will happen to the Profit Sharing program when we move to The Foundry Company?

A:	To build our future together, The Foundry Company plans to deliver incentive plans that reward behaviors like global collaboration, innovation, intense customer focus, manufacturing excellence and value creation. As we become The Foundry Company, our incentive plans will be designed to more closely recognize these behaviors.

Tierra – HR Q&A

Q:	What will happen to the AMD Employee Stock Purchase Plan (ESPP)? Can The Foundry Company employees still participate in the AMD plan? Will The Foundry Company establish an ESPP of its own?

A:	The AMD Employee Stock Purchase Plan was suspended as of the purchase period ending October 31, 2007. AMD will review business conditions and determine if the suspension will end before December 31, 2008. After the transaction closes, The Foundry Company will not have an ESPP program nor will The Foundry Company employees be eligible to participate in the AMD ESPP should it reopen.

Q:	What will happen to any vested/unvested stock options and/or RSUs for The Foundry Company employees?

A:	All vested RSUs are owned by the employees and those will not be impacted by the transaction. You will also continue to keep your E-Trade account for managing those. For unvested RSUs and stock options we are in the process of determining the details and will provide ongoing communication as information becomes available.

Q:	What will happen to vacation that The Foundry Company employees already accrued at AMD?

A:	Accrued vacation will automatically transfer to The Foundry Company with the employee.

Q:	What are the The Foundry Company health/wellness benefits? Will they differ from the AMD benefits available to employees?

A:	Even with a smaller employee population in the U.S. The Foundry Company will establish a comparable, competitive Employee Benefits program in the U.S. For more detail, please see U.S.-specific Q&A. In Dresden, employee benefits will remain the same.

Job, Career and Development, Performance Management

Q:	Will the AMD leadership development programs be available to The Foundry Company leaders?

A:	In order to be successful, The Foundry Company needs to identify and develop talent across the organization. In early 2009, the The Foundry Company HR, Executive & Leadership teams will identify the key leadership competencies required for success at The Foundry Company and will develop programs in order to give talented employees the opportunity to grow organically within the organization.

Q:	Will there be opportunities to develop and advance my career within The Foundry Company? Within AMD?

A:	The transition to two stand-alone companies creates opportunities for job enrichment and development for both organizations. Employees will be given the opportunity to take on new challenges and learn new and valuable skills in the future. The HR team will work with managers to continually review staffing and development practices and will encourage constructive feedback that will help employees with their career path.

Tierra – HR Q&A

Q:	Will my job level and title remain the same with The Foundry Company?

A:	Based on The Foundry Company’s future HR strategies, The Foundry Company will develop its own career framework that aligns to the organization’s requirements and industry benchmarks. As a result individual job levels and titles may change in alignment with the new career framework.

Q:	How will our performance management process change? Will I have new goals and objectives? What will happen to my current goals and objectives?

A:	The Foundry Company will establish guidelines for executing the performance management process. More details on this will be communicated when these are finalized. Please work with your direct Manager on your goals and objectives to ensure they are aligned with the current priorities.

Q:	Will I get a new manager as a result of the creation of The Foundry Company?

A:	It is possible that you will be assigned a new manager. If so, your new manager and former manager will work closely together to ensure a smooth transition. The new manager will work with you and help you to develop goals, objectives and a development plan aligned to both your success and the success of The Foundry Company/ AMD.

Additional Information and Where to Find It

AMD will file a proxy statement pursuant to which AMD’s board of directors will solicit proxies in connection with seeking AMD stockholder approval of the issuance of AMD shares and warrants pursuant to the Master Transaction Agreement with the Securities and Exchange Commission (the “SEC”). Investors and security holders are urged to read the proxy statement when it becomes available and other relevant documents filed with the SEC because they will contain important information. Security holders may obtain a free copy of the proxy statement, when AMD files it with the SEC in the coming weeks, and other documents filed by AMD with the SEC at the SEC’s web site at http://www.sec.gov. The proxy statement and other documents may also be obtained free of charge by contacting AMD Investor Relations at investor.relations@amd.com or by telephone: (408) 749-4000.

AMD and its executive officers and directors may be deemed to be participants in the solicitation of proxies from AMD’s stockholders with respect to the issuance of AMD shares and warrants pursuant to the Master Transaction Agreement. Information regarding such executive officers and directors is included in AMD’s Proxy Statement for its 2008 Annual Meeting of Stockholders filed with the SEC on March 14, 2008, which is available free of charge at the SEC’s web site at http://www.sec.gov and by contacting AMD Investor Relations at investor.relations@amd.com or by telephone: (408) 749-4000. Certain executive officers and directors of AMD have interests in the transaction that may differ from the interests of AMD stockholders generally. These interests will be described in the proxy statement when AMD files it with the SEC in the coming weeks.

Introducing The Foundry Company and The New ‘Asset Smart’ AMD October 7, 2008

| October 7, 2008 |

A New Era for The Semiconductor Industry
AMD and Advanced Technology Investment Company (ATIC) of Abu Dhabi
to Create New Leading-Edge Semiconductor Manufacturing Company
Mubadala increases investment in financially-stronger AMD, which is simultaneously unlocking the value of its manufacturing assets
“The Foundry Company” to build new state-of-the-art manufacturing facility in
Upstate New York, creating more than 1,400 jobs; expand existing manufacturing facility in Dresden
IBM welcomes The Foundry Company into the IBM Alliance
NEW YORK – Oct. 7, 2008 – AMD [NYSE: AMD] and the Advanced Technology Investment Company (ATIC)
of Abu Dhabi today announced their intent to create a U.S.-headquartered, leading-edge semiconductor manufacturing company to address growing demand for independent, leading-edge foundry production capabilities. The new global company, to be temporarily called “The Foundry Company”, will serve this need…

AMD

ATIC

Advanced Technology Investment Company

مبادلة

MUBADALA

fusion

AMD

The future is fusion

| October 7, 2008 |

Featuring World-Class Partners
Manufacturing excellence
Innovator in x86 CPU and graphics design
Large, global financial investor with portfolio of
relationships with world-class companies like GE,
Rolls-Royce and Carlyle Group
Committed and patient (long-term) capital
ATIC is an investment company that leverages the
unique advantages it enjoys as an investor from the
Emirate of Abu Dhabi to make significant investments in
the advanced technology sector that require reliable
capital and a patient investment philosophy

AMD

ATIC
Advanced Technology Investment Company

fusion

AMD
The future is fusion

| October 7, 2008 |

AMD and ATIC to Create Leading-Edge Semiconductor
Manufacturing Company
Focused on leading-edge process and
manufacturing technology leadership
To build new state-of-the-art
manufacturing facility in Upstate New
York, to create more than 1,400 jobs;
expand existing manufacturing facility
in Dresden
IBM welcomes The Foundry Company
into the IBM Alliance
The
Foundry
Company
The
Foundry
Company

| October 7, 2008 |

The Foundry
Company is uniquely
positioned to
win in this
new era
Business Case: A Large and Timely Growth Opportunity
Global demand is growing for contract
semiconductor manufacturing - particularly
leading-edge, independent foundry services
Global semiconductor revenues are growing,
enhanced by shift to foundries
(1)
Rapidly rising cost and complexity in
semiconductor manufacturing
Widespread transition to foundries by
major IDMs
(2)
, including TI, Sony, STM, Freescale
IBM Alliance is strong and formidable
with shared objectives, investments, returns
AMD history of manufacturing leadership
is ahead of all major independent foundries
(1) Source: Semiconductor Industry Association
(2) Integrated Device Manufacturer

| October 7, 2008 |

Business Case: Global Foundry Growth
Global semiconductor revenues are growing, enhanced by shift to foundries
(1) Source: Gartner research
Foundry growth premium
driven by IDM shift to
asset-lite business model
“foundries are experiencing
... a shifting customer base
resulting from the adoption
of “asset lite” manufacturing
strategies by many
leading IDMs”
(1)
Foundry Industry Revenues
(1)
USD Billions
$25
$25
$27
$28
$32
2008E 2009E 2010E 2011E 2012E
CAGR: 6.9%
$278
$305
$324
$327
$344
2008E 2009E 2010E 2011E 2012E
Semiconductor Industry Revenues
(1)
USD Billions
CAGR: 5.4%

| October 7, 2008 |

Because of Rapidly Rising Cost and Complexity
Increased complexity
90-65 nm
~$3.5-$4.0B
45-32 nm
~$4.5-$6.0B
22-12 nm
~$2.5-$3.0B
Fab Start-up Cost Comparison
(2)
USD Billions
(1)  Industry average for Logic process R&D; McKinsey analysis.
(2) Average capex of 300mm Logic fabs in World Fab Watch database.
Source: In-Stat 1/07, World Fab Watch; analyst reports; press clippings; McKinsey team analysis.
~$310-$400M
90-65 nm
~$600-$900M
45-32 nm
~$1,300M
22-12 nm
Process R&D Cost
(1)
USD Millions
2003-07 2008-2011 2012 onwards
Transition to new semiconductor technologies are becoming
technologically and financially challenging

LSI
Infineon
SONY
NEC
freescale
NXP
ST
SAMSUNG
Texas Instruments
TOSHIBA
FUJITSU

The future is fusion

| October 7, 2008 |

Have confirmed intention to go
asset light for Logic
Process Node
90nm (2003) 65nm (2006) 45nm (2008) 32nm (2010) 22nm (2012)
Window of
Opportunity
“With the move to 300-millimeter (mm)-diameter wafers, the price tag for an advanced production fab has become out of reach for all but the largest IDMs”
(2)
Business Case: Many IDMs
(1)
Exiting from Manufacturing
(1) Integrated Device Manufacturer
(2) Source: Gartner research

| October 7, 2008 |

Business Case: IBM Technology Alliance = R&D
and Customers
“The Foundry Company’s membership in the alliance brings new intellectual capital to our open, collaborative effort and continues to build on the momentum the alliance has established in semiconductor technologies over the last six years. ”
- Dr. John E. Kelly III, Senior Vice President and Director of Research, IBM
Shared objective
Production-ready high-performance semiconductor
manufacturing technologies
Shared investment
Early-stage research and development
AMD on-site team has grown from 15 to 70 since 2002
Cost effective R&D development
New agreement extends through 2015,
adds bulk silicon
Shared return
AMD helps drive IBM learning curve
High-performance, power-efficient SOI technology
Next generations: 32nm and 22nm bulk and SOI
Continued performance-per-watt leadership
Air-Gap, Ultra-low-k and “gate first” high-k/metal gate

AMD
tsmc
UMC
Chartered
semiconductor manufacturing

The future is fusion

| October 7, 2008 |

Business Case: AMD has a Track Record of Manufacturing
and Technology Excellence
Node development
(date of technology introduction
(1)
)
2003 2004 2005 2006 2007 2008
1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q
2002
1Q 2Q 3Q 4Q
90nm
130nm
65nm
45nm (forecast)
(1) Source: AMD, Company data

| October 7, 2008 |

Technology Leadership
Technology Leadership
Deep technology partnership with IBM
Aggressive 32/22/15nm roadmap
SOI and Bulk technology capability
Creating a Global Leader
Capital Funding
Capital Funding
Committed equity funding of up to $7.4B in total capital
-$1.4B
upfront, and;
-Minimum
of $3.6B and up to $6B over next five years
Capacity Roadmap
Capacity Roadmap
Industry leading capacity roadmap
Commitment to build advanced facility in Upstate New York
Commitment to build out Fab 38 in Dresden, Germany
Leading-edge Volumes
Leading-edge Volumes
Industry’s most advanced products
Rapid time-to-market
Advantages of scale
Manufacturing Excellence
Manufacturing Excellence
Build on AMD world class expertise, yields, and cycle times
APM technology
Best-in-class fabs built and operated on LEAN principles
Global World-class Team
Global World-class Team
Experienced executive team, led by Doug Grose and Hector Ruiz
Highly educated workforce with more than 3,000 employees
The Foundry Company will be a new global enterprise
combining manufacturing excellence, patient capital, business acumen and global talent to serve a growing global demand for leading-edge foundry services

NY ♥ Nanotech

TECH
VALLEY

fusion

AMD
The future is fusion

| October 7, 2008 |

Building a New Manufacturing Facility in New York
Fab 4X in Saratoga County will:
Create over 1,400 permanent high-
paid, high-tech direct manufacturing
jobs in New York, projected to have an
annual payroll of more than $88 million
in 2012.
Ultimately create 2,865 sustained, long-
term jobs, as well as 1,600 additional
jobs during the construction of the
plant, with corresponding payrolls of
$148 million and $106 million annually.
In addition to 70+ R&D engineers who
already work alongside IBM in Fishkill
on the creation of innovative process
technologies
New York State’s “Tech Valley:”
A Leading Semiconductor and
Nanotech Cluster
Capitalizing on a Highly-Skilled Workforce
In Partnership with New York State’s
Leading Educational Facilities
Over $13 billion (and growing) invested through a
combination of corporations and local/regional
educational and technical training institutions.

| October 7, 2008 |

AMD: Financially Stronger and More Tightly Focused
Asset Smart
Manufacturing
Strategy
Asset Smart
Manufacturing
Strategy
Stronger
Financial
Structure (1)
Stronger
Financial
Structure (1)
Leadership
Capabilities
Leadership
Capabilities
(1) Excluding The Foundry Company, which will be consolidated for financial reporting purposes
(2) Defined as cash flow from operations less capital expenditures
Strategic commitment from Mubadala and ATIC
The Foundry Company plans multi-billion dollar build-out of leading edge fabs in Dresden and Upstate New York
Expanded IBM relationship delivering leading-edge SOI and bulk process technology
~$1.0B new cash investment
~$1.2B debt assumed by The Foundry Company
Future fab capital expenditures optional
Reduction of process technology R&D costs in 2009
Improved free cash flow (2) by the significant reduction of fabrication capital expenditures offset somewhat by wafers purchased for cash
(foundry model)
Leaner and more variable business model, with a lower breakeven point of ~$1.5B
The only company with proven track record of innovation in both
x86 CPU architecture and graphics technologies
Focused on design, development and marketing competencies

| October 7, 2008 |

Transaction Summary
AMD will sell to Mubadala 58M new shares and 30M warrants
(1)
in exchange
for over $0.3B which will increase Mubadala’s ownership in AMD to 19.3%
Mubadala has a right to designate a member of the Board of Directors of AMD
AMD will transfer people, manufacturing assets, Fab36 debt and some intellectual property
ATIC to contribute $2.1B in capital:
-
$1.4B to The Foundry Company
-
$0.7B to AMD
-
ATIC will hold convertible notes in The Foundry Company
The joint venture will be owned 44.5% by AMD and 55.5% by ATIC on a fully-converted basis
-
80% of ATIC’s equity in the form of Class B Preferred with a guaranteed 12% return upon a liquidity event
-
ATIC’s ownership could increase over time based on whether AMD elects not to invest at the same level as
ATIC in future capital infusions
-
A Board of Directors whose membership is equally divided between representatives of AMD and ATIC
-
AMD and ATIC will both have 50% ownership on a voting and equity economic basis
ATIC committed future funding of at least $3.6B and up to $6B over next five years to The Foundry
Company, primarily for New York and Dresden facilities
-
AMD has the option, but not the obligation, to provide additional capital to be invested in The Foundry
Company
AMD will have guaranteed access to advanced manufacturing services and capacity
AMD will commit to using The Foundry Company as its exclusive foundry partner for CPUs, subject to certain limitations, and will become a strategic supplier for GPUs
(1) Warrants will have an exercise price of $0.01
The
Foundry
Company
The
Foundry
Company

| October 7, 2008 |

AMD
Strengthened balance sheet, world-class partner
Guaranteed access to next-generation processing technology
Summary of Benefits
AMD Customers
Safe, stable and scalable long-term partner committed to
enabling shared success
Increased competition and choice in processing solutions
Semiconductor Industry
Increased competition and choice in foundries
Access to global, world-class manufacturing resources
Dresden
Solidifies Dresden as cornerstone of high-end manufacturing
Unlocks global potential of Dresden’s manufacturing excellence
New York
More than 1,400 highly-skilled jobs and an additional
5,000 jobs and stronger local tax base
Additional mass for regional high-tech center of excellence
The Foundry Company
Access to patient capital
Assets and freedom to serve growing IDM opportunity
Investors
Financially stronger, more focused and stable AMD
New foundry joint venture with significant upside potential

| October 7, 2008 |

Transaction Close
Transaction close expected early in 2009 and is dependent on:
Transfer of New York incentives and subsidies for the creation of a state-of-the-art manufacturing facility in Upstate New York
Continuation of Dresden subsidies and transfer of Fab 36 debt
Securing routine merger control clearances
in appropriate geographies
AMD stockholder approval for issuance
of common stock and warrants to Mubadala
Clearance by the Committee on Foreign
Investment in the United States (CFIUS)
Customary closing conditions

| October 7, 2008 |

Summary
AMD and ATIC are creating The Foundry Company - a new global enterprise combining manufacturing excellence, patient capital, business acumen and global talent to serve growing global demand
Will expand existing manufacturing facility in Dresden; build new state-of-the-art manufacturing facility in Upstate New York, creating more than 1,400 jobs
IBM welcomes The Foundry Company into the IBM Alliance - partnership expanded and strengthened
Mubadala increases investment in financially-stronger AMD, which is simultaneously unlocking the value of its manufacturing assets
Strengthened balance sheet; reduced capital investment requirements
Tightly focused on the design and development of the next generation of innovation based on the fusion of computing and graphics processing
Guaranteed access to the most advanced, leading-edge capacity
AMD and The Foundry Company are positioned and financed for growth and success
A New Era for the Semiconductor Industry

| October 7, 2008 |

Additional Information and Where to Find It
AMD will file a proxy statement pursuant to which AMD’s board of directors will solicit proxies in connection with seeking AMD stockholder approval of the issuance of AMD shares and warrants pursuant to the Master Transaction Agreement with the Securities and Exchange Commission (the “SEC”).
Investors and security holders are urged to read the proxy statement when it becomes available and other relevant documents filed with the SEC because they will contain important information. Security holders may obtain a free copy of the proxy statement, when AMD files it with the
SEC in the coming weeks, and other documents filed by AMD with the SEC at the SEC’s web site at
http://www.sec.gov.
The proxy statement and other documents may also be obtained free of charge by contacting AMD Investor Relations at investor.relations@amd.com or by telephone: (408) 749-4000.
AMD and its executive officers and directors may be deemed to be participants in the solicitation of proxies from AMD’s stockholders with respect to the issuance of AMD shares and warrants pursuant to the
Master Transaction Agreement. Information regarding such executive officers and directors is included in
AMD’s Proxy Statement for its 2008 Annual Meeting of Stockholders filed with the SEC on March 14, 2008, which is available free of charge at the SEC’s web site at http://www.sec.gov and by contacting AMD
Investor Relations at investor.relations@amd.com or by telephone: (408) 749-4000. Certain executive officers and directors of AMD have interests in the transaction that may differ from the interests of AMD stockholders generally. These interests will be described in the proxy statement when AMD files it with the
SEC in the coming weeks.
Trademark Attribution
AMD, the AMD Arrow logo and combinations thereof are trademarks of Advanced Micro Devices, Inc. in the United States and/or other jurisdictions. Other names used in this presentation are for identification purposes only and may be trademarks of their respective owners.
©2008 Advanced Micro Devices, Inc. All rights reserved.

Q&A’s – Organizational Structure

Organizational Structure – Computing Solutions Group

Q:	Are there specific Computing Solutions Group (CSG) functions which will move to The Foundry Company?

A:	Yes. The Mask Data Prep team (formerly in PDE) and local assembly (formerly in assembly team in SVL) will become part of The Foundry Company. These teams will continue to provide the same services to AMD as before. Also, the Dresden Design Center will be part of The Foundry Company and provide design services for future customers of The Foundry Company.

Q:	What will happen to the Dresden Product Development Engineering (PDE), Design, and Operating System Research Center (OSRC) teams?

A:	The Dresden PDE and OSRC teams will remain with AMD. The design team in the Dresden Design Center will become part of The Foundry Company.

Q:	Will there be any changes to the CSG PDE team to align to the new model?

A:	The PDE leadership team is actively investigating any the necessary organizational and operational changes required to support the new foundry model.

Q:	Will this announcement have any impact on the Asia CSG PDE team’s interactions with the US PDE team?

A:	The Asia PDE Team remains part of AMD; therefore we do not anticipate any impact on this team as a result of this announcement.

Q:	Will there be any changes in the roles and responsibilities of the OSRC due to the split?

A:	No, the OSRC mission will not be impacted by this transition.

Assembly, Test, Mark and Pack (ATMP)

Q:	Do I still have a job with AMD?

A:	Yes, no workforce reductions in ATMP are resulting from today’s announcement.

Q:	Why are AMD’s Assembly/Test assets not part of The Foundry Company?

A:	AMD’s ATMP operations are specifically tailored for its microprocessor business and are better to stay with AMD. Most semiconductor foundry companies offer outsourced assembly test capabilities to their customers and The Foundry Company is planned to follow a similar model as part of its service offering.

Q:	Is AMD pursuing a separate sale of its Assembly/Test (A/T) assets?

A:	AMD will be working to standardize its A/T assets to support a broader range of semiconductor products in the coming months, including its own graphics products. There are no specific plans at this time to sell the A/T assets of AMD.

Tierra – HR Q&A

Q:	What do you mean by “standardize”?

A:	Right now much of our ATMP processes are customized for AMD (e.g., HST testers, as well as other processes optimized for specialized Ball Grid Array (BGA) packages) and tailored to the specific needs of our microprocessor business. There is clearly much work to do in addressing escalating test costs. As a first step we have decided to move to “industry standard” tester platforms, which will over time, support a broader set of products (e.g. Graphics), create capacity flexibility, and help lower costs.

Additional Information and Where to Find It

AMD will file a proxy statement pursuant to which AMD’s board of directors will solicit proxies in connection with seeking AMD stockholder approval of the issuance of AMD shares and warrants pursuant to the Master Transaction Agreement with the Securities and Exchange Commission (the “SEC”). Investors and security holders are urged to read the proxy statement when it becomes available and other relevant documents filed with the SEC because they will contain important information. Security holders may obtain a free copy of the proxy statement, when AMD files it with the SEC in the coming weeks, and other documents filed by AMD with the SEC at the SEC’s web site at http://www.sec.gov. The proxy statement and other documents may also be obtained free of charge by contacting AMD Investor Relations at investor.relations@amd.com or by telephone: (408) 749-4000.

AMD and its executive officers and directors may be deemed to be participants in the solicitation of proxies from AMD’s stockholders with respect to the issuance of AMD shares and warrants pursuant to the Master Transaction Agreement. Information regarding such executive officers and directors is included in AMD’s Proxy Statement for its 2008 Annual Meeting of Stockholders filed with the SEC on March 14, 2008, which is available free of charge at the SEC’s web site at http://www.sec.gov and by contacting AMD Investor Relations at investor.relations@amd.com or by telephone: (408) 749-4000. Certain executive officers and directors of AMD have interests in the transaction that may differ from the interests of AMD stockholders generally. These interests will be described in the proxy statement when AMD files it with the SEC in the coming weeks.

Q&A’s – Working Together

Business Continuity

Q:	Are The Foundry Company employees allowed to continue participating in AMD meetings (and vice versa)?

Yes. Initially, there will be little change in how employees work together. However, upon closing the transaction, AMD and The Foundry Company will begin to move to a typical customer/supplier relationship where there are natural elements of each company’s business that the other does not participate in.

However, the success of both AMD and The Foundry Company will depend on preserving the close cooperation and tight communication that exists today between groups like design, product engineering, manufacturing and technology development.

After the transaction closes, you will need to work with the law departments of AMD and The Foundry Company to confirm that contracts and NDAs continue to allow both parties to interact jointly.

Q:	Are The Foundry Company employees allowed continued access to sensitive AMD information (and vice versa)?

A:	As a key supplier to AMD, The Foundry Company will continue to participate in many aspects of process technology development, testing, reliability, and have access to certain AMD product details. However, after the transaction closes, both AMD and The Foundry Company will have information that will be deemed “confidential information” of the applicable entity and this information will need to be restricted and fire-walled, as appropriate and as required by applicable agreements between the companies. More information will be made available as the system solutions to achieve this are put into place.

Q:	What information should not be shared with The Foundry Company (and vice versa)?

A:	Only information that has a legitimate business reason to be known by the other party should be disclosed and that this information is covered by an appropriate confidentiality agreement. You should be especially careful with information relating to specific third party customers or partners, which generally should not be disclosed. Also, there may be times when it is inappropriate for either company to share with the other details investment plans, product strategies, or other matters. If you are unsure whether specific information can be shared, you should discuss it with your manager.

Care should also be taken in sharing information that involves or may have originated from third parties. If you believe or suspect that third party information might be involved, you should check with your management or your legal team to see if such sharing of information is permitted.

Tierra – HR Q&A

Q:	How will this transaction impact our product development interactions?

A:	Between announcement and closing of the transaction, AMD and The Foundry Company will continue to operate as part of the same family of companies and will be mutually dependent on each other in developing and bringing AMD products to market. After closing of the transaction, one of the goals as AMD and The Foundry Company separate is to “do no harm” in our work to develop and qualify new products and the manufacturing technologies they depend on. As always, you should still treat confidential information and interactions on a need-to-know basis.

After closing, NDAs and Service Level Agreements (SLAs) will govern the specifics of future interactions.

Q:	Will AMD still get the attention and focus from The Foundry Company as we do today?

A:	For the foreseeable future, AMD will be The Foundry Company’s premier customer and The Foundry Company will be AMD’s supplier for AMD CPU products. Given this relationship, AMD’s products will continue to be the focus of The Foundry Company team.

Q:	Will AMD still have the flexibility that we do today to execute our products with The Foundry Company?

A:	AMD will have the flexibility necessary to successfully execute its product roadmap. The Foundry Company’s success will be dependent on the success of AMD products and, as such, the level of support is expected to be consistent.

Q:	How will this transaction impact our supply chain?

A:	The work that been underway on supply chain transformation has established a very strong base for the new business model. The tools, processes and IT deployed under the transformation will work very well in the customer/supplier foundry model between AMD and The Foundry Company.

Additionally, AMD’s GPU business has been utilizing a foundry model for a long time, and we expect to leverage the experience of our colleagues there.

Q:	What changes do I need to make today as it relates to my interactions with AMD or The Foundry Company?

A:	Between signing and closing, you should continue working as you have in the past. However, after closing of the transaction, AMD and The Foundry Company will begin to move to a typical customer/supplier relationship where there are natural elements of each company’s business that the other does not participate in. More information on any specific changes will be forthcoming as we approach closing.

Q:	Are there changes to the AMD CPU roadmap as a result of this change?

A:	No. In addition, The Foundry Company remains committed to supporting AMD’s roadmap through its technology and manufacturing services.

Q:	What will happen with the next generation EDA development to replace Genesis?

A:	The Next Gen EDA tool development is planned to continue as before and is expected to be adopted by AMD and The Foundry Company as the replacement to Genesis.

Q:	What will happen to the data systems/databases that are used/shared by The Foundry Company and AMD?

A:	Between announcement and closing, there will be no change in the level of access or accessibility for either The Foundry Company or AMD. Shortly after the closing, The Foundry Company will establish a new IT infrastructure to ensure appropriate partitioning, such as for The Foundry Company third party customer information.

Tierra – HR Q&A

Q:	Will we still be able to use the shared software and databases between the two companies?

A:	Yes. Plans are in place to ensure that required software and databases will continue to be available. After closing, each company will establish independent software licenses and database systems as may be required.

Service Level Agreements

Q:	How do I find out what support is planned between the two companies after close?

A:	Several high-level service level agreements (SLAs) have been created to allow operations to continue and to provide transitional support services for both companies. If you have questions about ongoing support, please discuss them with your manager. Managers will have access to the relevant transitional agreements.

Q:	What if a work item not covered by an SLA or other agreement is identified? How do I get this approved?

A:	It is important that The Foundry Company and AMD employees work to ensure the mutual success of both companies and, while an attempt has been made to clearly define the scope of work needed, there may be minor updates and clarifications required for some SLAs.

A management team with representatives from both companies has been put in place to respond to requests for changes or additions to the transitional support services. If you know of a work item not covered by an SLA, you should contact your manager.

Q:	What if the description of work or duration of the SLA changes? Should I notify someone?

A:	Yes, you should notify your manager about any modifications or additions to the transition services you believe need to be changed.

Facilities

Q:	Will The Foundry Company and AMD employees be separated? If so, when?

A:	In most cases, yes. Your manager will be able to provide you with specific details for your site.

In Sunnyvale, The Foundry Company will reside in 1050 Arques and in Austin they will reside in Travis Oaks and Penn Field. Both of these moves are expected to take place by the end of 2008. In Dresden, the OSRC team will be moved to a new facility, still to be determined, by the end of the year.

In other locations, to facilitate each company’s on-going business in an efficient manner, employees will be co-located as management determines. This will be done with a strong focus on cost and productivity.

Q:	Will The Foundry Company employees continue to have access to the cafeteria, fitness center and conference facilities at the Lone Star campus and in One AMD Commons?

A:	Until the close of this transaction, the fitness center, meeting facilities and cafeteria in both the Lone Star campus and the Commons Building will continue to be accessible to all employees. After the close of the transaction, The Foundry Company may establish separate facilities for its employees.

Tierra – HR Q&A

Q:	Will AMD employees continue to have access to the cafeteria, fitness center and auditorium in the The Foundry Company Dresden facility?

A:	Yes, the fitness center and cafeteria will be accessible to AMD employees as they are today. Use of the fitness centers in these locations will continue to be free to AMD employees for the next several months.

Arrangements have also been made between AMD and The Foundry Company for the auditorium to be available to AMD, at a minimal charge. This can be scheduled using the same process as today.

Q:	Will The Foundry Company utilize different employee badges and will they continue to have access to AMD buildings and vice versa?

A:	The Foundry Company will have its own employee badges. For the foreseeable future, and certainly during the transition phase, The Foundry Company and AMD employees involved in providing services to each other will be provided with the necessary security access.

Contracts

Q:	Will contract relationships need to change with this transaction?

A:	Yes. Some contracts will need to be transferred to The Foundry Company. Transition of vendor contracts, like service agreements and certain software licenses, will be handled through Global Supply Management (Procurement), who will work with the appropriate business owner for each contract and the Law Department as needed. All discussions with vendors should be handled through Procurement. Transition of any other types of contracts will be handled by the Law Department together with the business owner.

Q:	For those contract relationships that need to change, is there anything I need to do or will it be handled by legal?

A:	If you are the business owner of a contract, you will need to work with your contact in the Law Department and Procurement to support the transition of the contract. In some cases, terms of a contract will need to be changed based on a change in scope. All contract discussions with vendors should be handled through Procurement.

If you are using contract services and have any questions about the continuing support, you should contact your manager.

Q:	How do I find out which relationships will go with which company?

A:	Please contact either your Procurement or AMD Law Department contacts. If you do not know your Procurement or Law Department contact, please contact your manager.

Q:	What do I do if a vendor calls me about a contract?

A:	Any vendor inquiries should be directed to Procurement. If you do not know your Procurement contact, please contact your manager or check the listings on the Global Supply Management intranet site.

Tierra – HR Q&A

Intellectual Property

Q:	How is the Intellectual Property (IP) being split between the two companies? How do I find out how certain IP will be assigned?

A:	In general, IP needed to perform your job is being split according to the focus area of the two companies—manufacturing IP going with The Foundry Company, design IP with AMD, with some IP being shared. Contact your manager if you have specific questions.

Q:	What is the process for handling IP that is generally shared between the two companies?

A:	IP that is shared between the two companies will generally be jointly owned and usable by both AMD and The Foundry Company. There are exceptions to this general rule, however, so please contact your manager or Law Department contact to discuss any questions you may have regarding shared IP.

Q:	How do we handle IP created between now and close?

A:	Between now and the close of this transaction, please continue to work as you have before. Invention Disclosure forms may be found here.

Q:	Will The Foundry Company share IP with third parties? If yes, are there any restrictions on the IP that they can share?

A:	As ownership of IP is being assigned to each company, the company that owns the IP will generally have full rights to it, including the right to share that IP with third parties. However, in some cases there will be restrictions to the sharing of that IP. Please contact your manager or Law Department contact to discuss any questions you may have regarding shared IP.

Each company will likely also have some access to the other’s IP under NDAs. It is expected that employees will follow good practice in protecting both their company’s IP, as well as any IP they are exposed to under NDA.

Asset Splits

Q:	Is there anything I need to know about the asset splits that could impact my job?

A:	Assets are generally being assigned to each company based on the location and business function. In cases where ownership is assigned to one company, but needed by employees in the other, usage of those assets will be covered by SLA until duplicate assets are identified.

Q:	What if I identify what I believe is an error in the asset splits? Who should I contact?

A:	Between the announcement and close of this transaction, asset splits will be verified and issues can be raised at that time. Every effort will be made to verify asset assignment prior to close.

Tierra – HR Q&A

Additional Information and Where to Find It

AMD will file a proxy statement pursuant to which AMD’s board of directors will solicit proxies in connection with seeking AMD stockholder approval of the issuance of AMD shares and warrants pursuant to the Master Transaction Agreement with the Securities and Exchange Commission (the “SEC”). Investors and security holders are urged to read the proxy statement when it becomes available and other relevant documents filed with the SEC because they will contain important information. Security holders may obtain a free copy of the proxy statement, when AMD files it with the SEC in the coming weeks, and other documents filed by AMD with the SEC at the SEC’s web site at http://www.sec.gov. The proxy statement and other documents may also be obtained free of charge by contacting AMD Investor Relations at investor.relations@amd.com or by telephone: (408) 749-4000.

AMD and its executive officers and directors may be deemed to be participants in the solicitation of proxies from AMD’s stockholders with respect to the issuance of AMD shares and warrants pursuant to the Master Transaction Agreement. Information regarding such executive officers and directors is included in AMD’s Proxy Statement for its 2008 Annual Meeting of Stockholders filed with the SEC on March 14, 2008, which is available free of charge at the SEC’s web site at http://www.sec.gov and by contacting AMD Investor Relations at investor.relations@amd.com or by telephone: (408) 749-4000. Certain executive officers and directors of AMD have interests in the transaction that may differ from the interests of AMD stockholders generally. These interests will be described in the proxy statement when AMD files it with the SEC in the coming weeks.

HR Q&As – United States The Foundry Company

Employees

Employee Transition

Q:	Will U.S.-based employees of The Foundry Company sign an AMD separation letter and then sign an offer letter from The Foundry Company?

A:	U.S. based employees transitioning to The Foundry Company will receive notification informing them of the transfer of their employment to The Foundry Company, which will be an AMD affiliate. Although employees will not receive a new offer letter from The Foundry Company, they will receive information about their compensation and benefits at The Foundry Company, including the information provided in this Q&A.

Q:	Will The Foundry Company employees in Sunnyvale or Austin be required to relocate?

A:	Decisions regarding an individual employee’s location will be made based on business needs including the need for physical proximity to the executive team and fab operations. In the event that an employee of The Foundry Company is asked to relocate, The Foundry Company will provide relocation benefits. At this time however we do not anticipate a large number of relocations.

Q:	Will The Foundry Company managers and employees continue to have access to the various HR systems and online resources such as my HR?

A:	For the time being (as part of the service level agreement (SLA) between the two organizations), The Foundry Company employees will have access to all AMD HR systems and online tools and resources. Access to AMD systems will not be interrupted until The Foundry Company implements its own IT infrastructure and systems. Human Resources will keep employees informed as new system decisions are made.

Compensation and Benefits

Q:	How will The Foundry Company benefits compare to AMD benefits? What actions do I need to take before and after close?

A:	The Foundry Company intends to provide comparable value to what you have today and keep changes to a minimum. Changes to plan design in the future, if any, will remain competitive.

To help you through the transition, The Foundry Company will provide you with clear comparison information and instruction on a timely basis. Below is a chart that will be updated frequently to provide you with the latest information regarding your compensation and benefits, as well any actions you may need to take over the next few months.

Current Benefit Program	Action Required: Now	The Foundry Company Program	Action Required: Future

Medical Dental Vision Life Insurance Disability Flexible Spending Accounts (FSAs)	Enroll in AMD for coverage through transition date	Details will be provided as plans are updated for The Foundry Company	Instructions will be provided as plans are updated by The Foundry Company
Employee Assistance Program (EAP) Time Off 401 (k) Other benefits	No action required; AMD benefits will remain through transition date

Q:	Will I be receiving two W2s for AMD and The Foundry Company in 2008?

A:	Each employee will receive only one W2 in 2008.

Q:	Will I still be on direct deposit? Can I continue to obtain my electronic pay statement in MyHR portal?

A:	Yes, you will still have the same access to MyHR for your e-paystub. The Foundry Company will implement its own payroll system (for US employees) in Q1, 2009. Until then, myHR will be accessible by The Foundry Company employees.

Q:	What will happen to my PPA balance? Will it be forfeited or will the balance be transferred to The Foundry Company?

A:	PPA balances will transfer to The Foundry Company with the employee upon the closing of the transaction.

Q:	Is the AMD mandatory vacation plan for the remainder of 2008 still relevant for The Foundry Company employees?

A:	Yes. Please see details here.

Q:	How should I record vacation time before and after the close?

A:	Please continue to use the MyHR Portal for the time being. As The Foundry Company establishes its own systems and policies, you will be informed accordingly.

Q:	How will an employee enter time and how will it get approved?

A:	Time entry and approvals will continue to be the same until further notice. Employees will continue to have access to the myHR portal for the time being.

Q:	What will be The Foundry Company’s 2008 U.S. Holiday Schedule? What about the 2009 Holiday schedule?

A:	The 2008 vacation schedule for The Foundry Company will remain the same. For 2009, Human Resources will publish a holiday schedule shortly after announcement. Changes, if any, will be minimal.

Q:	Will the Sabbatical and Recognition trip program continue with The Foundry Company?

A:	We do not expect that the Sabbatical and Recognition program will continue in The Foundry Company. We will provide details and ongoing communication as information becomes available. If you are currently eligible for a Sabbatical or Recognition trip or will be eligible as of the end of 2008 please contact your manager who can also involve your HRBPhis HR Business Partner as needed.

Q:	What will happen to my 401(k) plan before and after the close? Will my contribution still be taken out of my pay?

A:	U.S. employees of The Foundry Company will continue to make their 401(k) contributions to AMD’s plan through 2008. Upon transition, The Foundry Company will have a competitive 401(k) and other benefits programs. Changes to plan design, if any, will remain competitive.

Q:	What will happen to the money in my Flexible Spending Accounts? Will I submit my claims for reimbursement the same way?

A:

US Open Enrollment begins on October 1st and closes on October 14th. All employees including employees designated to go to The Foundry Company may participate in this. If new benefit plan elections are required for The Foundry Company employees in the future, we will provide information to The Foundry Company employees far in advance.

Q:	Will I have to enroll in my benefits when I transition to The Foundry Company?

A:

All employees including employees designated to go to The Foundry Company may participate in the current US Open Enrollment (Oct 1st – Oct 14th). In the future – yes, The Foundry Company will be holding an Open Enrollment for your health and welfare benefits as you move to The Foundry Company. We will provide more information on this Open Enrollment in the coming months.

Q:	Will my benefits costs be changing as a result of the transaction?

A:	The Foundry Company will be reviewing the benefits it provides to its employees and little change, if any, is expected. All benefits provided will continue to be competitive and aligned to market practices.

Q:	Where should I go with questions about changes to my compensation, benefits or paycheck?

A:	As always contact your manager first. If your manager can not help you with your question please contact your HR Business Partner.

Additional Information and Where to Find It

AMD will file a proxy statement pursuant to which AMD’s board of directors will solicit proxies in connection with seeking AMD stockholder approval of the issuance of AMD shares and warrants pursuant to the Master Transaction Agreement with the Securities and Exchange Commission (the “SEC”). Investors and security holders are urged to read the proxy statement when it becomes available and other relevant documents filed with the SEC because they will contain important information. Security holders may obtain a free copy of the proxy statement, when AMD files it with the SEC in the coming weeks, and other documents filed by AMD with the SEC at the SEC’s web site at http://www.sec.gov. The proxy statement and other documents may also be obtained free of charge by contacting AMD Investor Relations at investor.relations@amd.com or by telephone: (408) 749-4000.

AMD and its executive officers and directors may be deemed to be participants in the solicitation of proxies from AMD’s stockholders with respect to the issuance of AMD shares and warrants pursuant to the Master Transaction Agreement. Information regarding such executive officers and directors is included in AMD’s Proxy Statement for its 2008 Annual Meeting of Stockholders filed with the SEC on March 14, 2008, which is available free of charge at the SEC’s web site at http://www.sec.gov and by contacting AMD Investor Relations at investor.relations@amd.com or by telephone: (408) 749-4000. Certain executive officers and directors of AMD have interests in the transaction that may differ from the interests of AMD stockholders generally. These interests will be described in the proxy statement when AMD files it with the SEC in the coming weeks.

HR Q&As - Dresden The Foundry Company

Employees

Q:	Who is my employer? What will happen to AMD Saxony and Fab 36?

A:	At the moment we have two legal entities in Dresden that have employees: AMD Saxony Limited Liability Company & Co KG and AMD Fab 36 Limited Liability Company & Co. KG. Both companies will be subsidiaries of The Foundry Company They will continue to exist, but will be part of The Foundry Company family of companies. Therefore your employer will remain to be either AMD Saxony Limited Liability Company & Co. KG or AMD Fab 36 Limited Liability Company & Co. KG.

Q:	What will happen to my working contract?

A:	Your local contract will remain unchanged in all its aspects. Because we can not continue to use the brand “AMD” there will be a name change. However, this has no impact on your contract or the employer, since this constitutes a name change only.

Corporate programs like Employee Stock Purchase Plan (ESPP), Profit Sharing, Bonus Plans and Equity Plans will need to change based on the new business model of The Foundry Company. For details on these corporate programs please see global HR Q&As.

Q:	Is my job safe?

A:	The creation of The Foundry Company creates a great opportunity for us in Dresden. From Day One there will be a close cooperation between The Foundry Company and AMD as AMD will be The Foundry Company’s first and most important customer. The Foundry Company’s success will be very much determined by how we will support AMD in quickly bringing to market high performing microprocessors by delivering innovative technologies at the highest possible reliability and quality, and being cost competitive in all cost categories. Also The Foundry Company should enable us to enter new markets and generate new customers. In the long run, we believe this will contribute to increased job security in Dresden. However, the foundry business is an extremely competitive business environment. Besides Intel we will compete with established purebred foundry ,and need to reflect this in our future employee competency as well as cost structure. We remain confident that we will position ourselves successfully in this new opportunity. With our highly skilled and qualified employees in Dresden we will be able to achieve this knowing that changes like this also require flexibility and readiness for change.

Q:	Will there be any change to my tenure at AMD?

A:	No, your tenure with AMD remains unaffected.

Q:	What will happen to the AMTC Joint Venture and CNT Corporation?

A:	The AMD investment in AMTC is planned to be contributed to The Foundry Company, since mask production is a key element of our supply chain. The AMTC will be an important technology partner for The Foundry Company. The Foundry Company will also continue the joint research and development projects with the CNT (Center for Nanotechnology).

Tierra – HR Q&A

Q:	My department has supported EMEA Sales & Marketing functions. What will change?

A:	All Sales & Marketing functions worldwide will belong to AMD. Some departments like HR, Finance and Procurement will continue to support EMEA Sales & Marketing for the near term based on Service Level Agreements (SLAs). At the same time, both companies will redefine their respective organizational structures. As part of this process, it will also be determined how and if AMD needs to be supported in the mid term term.

Q:	Could my job be reassigned as part of the separation?

A:	As in the past your job assignment is defined by the needs of the company. The separation in itself doesn’t change that situation.

Q:	Are there any changes to my temporary working contract?

A:	The current business climate still doesn’t allow to extend temporary work contracts or to turn them into permanent positions. We will assess the business climate as The Foundry Company launches its operations.

Q:	What will happen to my Expat/ TDA assignment?

A:	AMD and The Foundry Company will be revising the business models according to the new structure over the coming weeks. Also we will have to review legal aspects with regards to your visa. In the event that there will be any decision that will affect your assignment you will be notified in a timely manner.

Q:	What if an employee doesn’t want to work for The Foundry Company?

A:	Because AMD Saxony Limited Liability Company & Co. KG and AMD Fab 36 Limited Liability Company& Co. KG are subsidiaries of The Foundry Company, there is no change to your working contract. In case an employee doesn’t want to be employed by either company, the usual terms of notification apply.

Q:	My manager belongs to AMD. What will change?

A:	All functions supporting the wafer front end manufacturing process worldwide will belong to The Foundry Company. The result could be that your department will be restructured and reporting lines might change. This will be the case in particular in Finance, HR and Procurement. This process will be finalized over the coming weeks and the results will be communicated timely. Please direct any further questions to your HR Business Partner.

Q:	How will The Foundry Company and AMD work together?

A:	For The Foundry Company, AMD will be the first and most important customer and accordingly there will be a supplier-customer relationship. However for the near future support functions that The Foundry Company will continue to handle for AMD will be covered via Service Level Agreements (SLAs). Therefore it will be absolutely critical for the success of The Foundry Company and AMD that both organizations continue to work together to ensure a seamless continuation of business processes.

Q:	Will there be new jobs because of this announcement?

A:	Today it is very difficult to give a final answer to that question. However, should our expectations be met, it could well lead to the creation of new jobs in the future.

Q:	How is The Foundry Company affecting the EOT process and the build-out of Fab 38?

A:	The EOT program will continue to be in place until the completion of Fab 38’s ramp-up phase. Because one of the first investments will be in Fab 38, we are confident that this process will be accelerated. As we need employees in Fab 38 we will ramp down EOT or the employees will be assigned in trainings and qualification programs in Fab 36.

Tierra – HR Q&A

Q:	Will I receive a new badge?

A:	This will happen in the foreseeable future. However, this is not the highest priority. We will inform you in a timely manner about the details of the process.

Q:	Will our open corporate culture / open communication approach change?

A:	Our strong, open and transparent Employee Culture is one of the strongest assets we have at our site in Dresden which we can be very proud of. Based on that, we will continue to heavily focus on open communication, team spirit, result oriented team work and the ability to think in solutions, not problems. Based on these strong pillars we, as a manufacturing team, want to contribute to The Foundry Company’s drive to become a first-class global semiconductor manufacturing service, to quickly broaden our customer base and support growth for our global company as a whole.

Additional Information and Where to Find It

AMD will file a proxy statement pursuant to which AMD’s board of directors will solicit proxies in connection with seeking AMD stockholder approval of the issuance of AMD shares and warrants pursuant to the Master Transaction Agreement with the Securities and Exchange Commission (the “SEC”). Investors and security holders are urged to read the proxy statement when it becomes available and other relevant documents filed with the SEC because they will contain important information. Security holders may obtain a free copy of the proxy statement, when AMD files it with the SEC in the coming weeks, and other documents filed by AMD with the SEC at the SEC’s web site at http://www.sec.gov. The proxy statement and other documents may also be obtained free of charge by contacting AMD Investor Relations at investor.relations@amd.com or by telephone: (408) 749-4000.

AMD and its executive officers and directors may be deemed to be participants in the solicitation of proxies from AMD’s stockholders with respect to the issuance of AMD shares and warrants pursuant to the Master Transaction Agreement. Information regarding such executive officers and directors is included in AMD’s Proxy Statement for its 2008 Annual Meeting of Stockholders filed with the SEC on March 14, 2008, which is available free of charge at the SEC’s web site at http://www.sec.gov and by contacting AMD Investor Relations at investor.relations@amd.com or by telephone: (408) 749-4000. Certain executive officers and directors of AMD have interests in the transaction that may differ from the interests of AMD stockholders generally. These interests will be described in the proxy statement when AMD files it with the SEC in the coming weeks.

Q&A’s – Dresden AMD G&A Support

Dresden/Europe AMD G&A Support Transition Plans

Q:	My manager sits in Dresden. What will happen to my reporting structure and my function (security, finance, IT, etc.)?

A:	While all Sales & Marketing functions worldwide will belong to AMD, those Dresden-based departments like HR, Finance and Procurement, which had a supporting role for AMD’s EMEA organization, will continue to support this region immediately after closing of the transaction based on the SLA. At the same time, both companies will redefine their respective organizational structures and reporting lines. This process will be finalized over the coming weeks and the results will be communicated in a timely manner. If you have any additional questions, please contact your HR Business Partner.

Q:	My pay is administered from Dresden. How will I receive my pay now? Will there by any delays in receiving my salary?

A:	Between announcement and closing of this transaction, all supporting functions, including finance and payroll will remain unchanged. At the same time, both companies will redefine their respective organizational structures. As part of this process, it will also be determined how and if AMD needs to be supported beyond 2008.

Q:	How will I set up conference calls? Will Dresden MeetingPlace still be available?

A:	Based on the SLA with The Foundry Company, all existing IT services such as MeetingPlace will continue to operate normally.

Q:	Dresden handles building access for my building. Will my badge still work? How will security in my building be handled?

A:	Based on the SLA with The Foundry Company, security services will continue to operate until they are fully transitioned from AMD. The transition is expected to occur in 2009.

Q:	My email is routed through Dresden. Will I still be able to send and receive email? Will there by any email delay?

A:	Based on the SLA with The Foundry Company, all existing IT services such as email server hosting will continue to operate normally.

Q:	As some functions will no longer be take care of by Dresden (procurement, finance, IT) will this create new/additional job opportunities in Europe?

A:	For the remainder of the year, all supporting functions which are now handled by Dresden will remain unchanged. At the same time, both companies will redefine their respective organizational structures and, as part of this process, it will be determined whether AMD will need additional resources in EMEA to cover those functions previously handled by Dresden employees. If you have any additional questions, please contact your HR Business Partner.

Tierra – HR Q&A

Q:	AMD has always been proud of our manufacturing operations in Dresden. Can we still leverage the facilities for customer, analyst, and media events?

A:	We should continue to be proud of the extraordinary manufacturing facilities AMD has built in Dresden and of AMD’s investments in Europe. Initially, AMD will be the first and most important customer for The Foundry Company. However, moving forward there will be a normal supplier-customer relationship therefore usage of The Foundry Company’s facilities will be managed accordingly.

Additional Information and Where to Find It

AMD will file a proxy statement pursuant to which AMD’s board of directors will solicit proxies in connection with seeking AMD stockholder approval of the issuance of AMD shares and warrants pursuant to the Master Transaction Agreement with the Securities and Exchange Commission (the “SEC”). Investors and security holders are urged to read the proxy statement when it becomes available and other relevant documents filed with the SEC because they will contain important information. Security holders may obtain a free copy of the proxy statement, when AMD files it with the SEC in the coming weeks, and other documents filed by AMD with the SEC at the SEC’s web site at http://www.sec.gov. The proxy statement and other documents may also be obtained free of charge by contacting AMD Investor Relations at investor.relations@amd.com or by telephone: (408) 749-4000.

AMD and its executive officers and directors may be deemed to be participants in the solicitation of proxies from AMD’s stockholders with respect to the issuance of AMD shares and warrants pursuant to the Master Transaction Agreement. Information regarding such executive officers and directors is included in AMD’s Proxy Statement for its 2008 Annual Meeting of Stockholders filed with the SEC on March 14, 2008, which is available free of charge at the SEC’s web site at http://www.sec.gov and by contacting AMD Investor Relations at investor.relations@amd.com or by telephone: (408) 749-4000. Certain executive officers and directors of AMD have interests in the transaction that may differ from the interests of AMD stockholders generally. These interests will be described in the proxy statement when AMD files it with the SEC in the coming weeks.

Asset Smart Top 20 Q&A

Q:	Who will be part of The Foundry Company?

A:	As announced, AMD will be contributing its Wafer Fab manufacturing operations to a new company (“The Foundry Company”), which will be a joint venture between AMD and Advanced Technology Investment Company (“ATIC”). As part of this transaction, the manufacturing operations and support functions in Dresden will become part of The Foundry Company. In addition, approximately 300 AMD employees in the U.S., mainly from technology development, will join The Foundry Company.

Q:	How many AMD employees will go to The Foundry Company?

A:	Upon closing of the transaction, The Foundry Company will have a little over 3,000 employees around the world, with the majority of those in Dresden, Germany. Other significant offices for manufacturing operations will be in Austin, Texas; Sunnyvale, California; and East Fishkill, New York. The Foundry Company will offer comparable salary, benefits, and holidays to mirror what employees have been receiving with AMD.

AMD will retain a global workforce of about 13,000.

Q:	Why are AMD’s Assembly, Test, Mark and Pack assets (ATMP) not a part of the new company?

A:	AMD’s ATMP operations are specifically tailored for its microprocessor business and are better suited to remain with AMD. Most semiconductor foundry companies offer outsourced assembly test capabilities to their customers and The Foundry Company will follow a similar model as part of its service offering.

Q:	Will jobs be eliminated as a result of this new The Foundry Company structure?

A:	The formation of The Foundry Company is about unlocking value and creating long-term business expansion opportunities for both companies. At the same time, both The Foundry Company and AMD will aggressively manage costs in their own ways to deliver strong financial results and intend to maintain lean organizations that are highly efficient and focused on performance.

Q:	What was the rational used to determine which company (AMD or The Foundry Company) an employee is a part of?

A:	Employees will be assigned to a company based on their current job responsibilities and the part of the business that he/she supports and/or is located within.

Q:	What if an employee doesn’t want to transfer to The Foundry Company or remain with AMD?

A:	The assignment decisions were made carefully by management, taking many factors into account to ensure the future success of both companies. Therefore, the assignments to both organizations are set. Future transfer requests will be handled like external hires.

Q:	What will happen to AMD employees who are not willing to join The Foundry Company?

A:	Employees not willing to join The Foundry Company will have the opportunity to apply for open positions within AMD, if available.

Q:	Will U.S.-based employees of The Foundry Company sign an AMD separation letter and then sign an offer letter from The Foundry Company?

A:	U.S. based employees transitioning to The Foundry Company will receive notification informing them of the transfer of their employment to The Foundry Company, which will be an AMD affiliate. Although employees will not receive a new offer letter from The Foundry Company, they will receive information about their compensation and benefits at The Foundry Company, including the information provided in this Q&A.

Q:	Will The Foundry Company and AMD employees be separated? If so, when?

A:	In most cases, yes. Your manager will be able to provide you with specific details for your site.

In Sunnyvale, employees of The Foundry Company will reside in 1050 Arques and in Austin they will reside in Travis Oaks and Penn Field. Both of these moves are expected to take place by the end of 2008. In Dresden, the OSRC team will be moved to a new facility, still to be determined, by the end of the year.

In other locations, to facilitate each company’s on-going business in an efficient manner, employees will be co-located as management determines. This will be done with a strong focus on cost and productivity.

Q:	Will The Foundry Company employees in Sunnyvale or Austin be required to relocate?

A:	Decisions regarding an individual employee’s location will be made based on business needs, including the need for physical proximity to the executive team and fab operations. In the event that an employee of The Foundry Company is asked to relocate, The Foundry Company will provide relocation benefits. At this time however we do not anticipate a large number of relocations.

Q:	How will The Foundry Company and AMD work together?

A:	For The Foundry Company, AMD will be the first and most important customer and accordingly there will be a strong supplier-customer relationship. Additionally, in the near future, support functions that each party will continue to handle for the other party will be covered via Service Level Agreements (SLA). Therefore, it will be absolutely critical for the success of The Foundry Company and AMD that both organizations continue to work together to ensure a seamless continuation of business processes.

Q:	How will this transaction impact our product development interactions?

A:	As of announce, AMD and The Foundry Company will continue to operate as one and will be mutually dependent on each other in developing and bringing AMD products to market. After the closing of the transaction, one of the goals, as AMD and The Foundry Company separate, is to “do no harm” in our work to develop and qualify new products and the manufacturing technologies they depend on. As always, you should still treat confidential information and interactions on a need-to-know basis.

After closing, NDAs and SLAs will govern the specifics of future interactions.

Q:	Do you have plans to move ATI products from TSMC to the new foundry company?

A:	AMD will commit to using The Foundry Company as its exclusive foundry partner for microprocessors, with very limited exceptions, and will manufacture, where competitive, certain percentages of AMD’s other semiconductor products at The Foundry Company.

Q:	What changes do I need to make today as it relates to my interactions with AMD or The Foundry Company?

A:	Between signing and closing, you should continue working as you have in the past. However, after closing of the transaction, AMD and The Foundry Company will begin to move to a typical customer/supplier relationship where there are natural elements of each company’s business that the other does not participate in. More information on any specific changes will be forthcoming as we approach closing.

Q:	Why is Mubadala/Advanced Technology Investment Company interested in an investment of this scale in AMD and semiconductor manufacturing?

A:	Mubadala and Advanced Technology Investment Company are each astute, experienced, visionary global investors and as strategic partners, they are committed to the long-term success of both AMD and The Foundry Company.

•	Advanced Technology Investment Company recognize the opportunity of The Foundry Company to address the growing demand for leading edge manufacturing.

•	This transaction brings:

•	Value through AMD’s manufacturing leadership, legacy of innovation and its highly-skilled global workforce

•	The creation of The Foundry Company to capitalize on, and meet, the growing global demand for access to leading-edge semiconductor manufacturing

•

The blending of strategic partners in AMD and Mubadala/Advanced Technology Investment Company who share a vision of the potential of The Foundry Company and a recognition of AMD’s leadership in the technology industry.

Q:	How is this deal an Asset Smart model when AMD will still need to contribute to the new company’s capital and overhead costs as they aggressively add capacity and other costs associated with starting a new foundry company?

A:	This agreement unlocks the value of our manufacturing expertise and creates a financially stronger AMD through a reduction of capital expenditures and debt.

•	AMD will have scalable access to advanced manufacturing services to fulfill its MPU requirements - without intensive future capital requirements

•	AMD, as a development and design company, will have no obligation to fund any of the capital required by The Foundry Company post-close

•	With both Mubadala and Advanced Technology Investment Company, both AMD and The Foundry Company gain a strategic partner who is committed to the long-term success of both companies

Q:	How will AMD continue to compete with Intel since AMD will no longer have internal manufacturing capacity?

A:	The Foundry Company is expected to accelerate AMD’s manufacturing capabilities by scaling the size, capability and technology development of manufacturing operations.

•	The Foundry Company has a business model based on delivering leading-edge/high-performance capacity, and AMD will be a premier customer driving the technology needs on the leading-edge.

•	Unlocks AMD from the intensive capital requirements of operating a leading-edge manufacturing operation.

•	AMD’s business model is better aligned for long-term profitability and growth.

Q:	When do you expect the transaction to close?

A:	Early in 2009 following the receipt of necessary regulatory approvals and the approval of AMD’s stockholders of the sale and issuance of common stock and warrants to Mubadala.

Q:	What are the conditions for closing?

A:	The conditions include:

•	Regulatory approvals (including HSR and CFIUS)

•	Transfer of existing New York State subsidies and continued availability of Dresden subsidies

•	Approval of AMD shareholders for the sale and issuance of 58 million AMD common shares and a warrant to purchase an additional 30 million AMD common shares to Mubadala

•	Other standard closing conditions

Q:	How is Mubadala/Advanced Technology Investment Company’s capital infusion going to be used specifically? Will some of the money go to retiring AMD’s debt?

A:	Capital infusion will be used for general corporate purposes including accelerating a long-term, customer-focused growth strategy by investing in R&D and product innovations. AMD may elect to pay-down debt at the appropriate time to further bolster our balance sheet.

Additional Information and Where to Find It

AMD will file a proxy statement pursuant to which AMD’s board of directors will solicit proxies in connection with seeking AMD stockholder approval of the issuance of AMD shares and warrants pursuant to the Master Transaction Agreement with the Securities and Exchange Commission (the “SEC”). Investors and security holders are urged to read the proxy statement when it becomes available and other relevant documents filed with the SEC because they will contain important information. Security holders may obtain a free copy of the proxy statement, when AMD files it with the SEC in the coming weeks, and other documents filed by AMD with the SEC at the SEC’s web site at http://www.sec.gov. The proxy statement and other documents may also be obtained free of charge by contacting AMD Investor Relations at investor.relations@amd.com or by telephone: (408) 749-4000.

AMD and its executive officers and directors may be deemed to be participants in the solicitation of proxies from AMD’s stockholders with respect to the issuance of AMD shares and warrants pursuant to the Master Transaction Agreement. Information regarding such executive officers and directors is included in AMD’s Proxy Statement for its 2008 Annual Meeting of Stockholders filed with the SEC on March 14, 2008, which is available free of charge at the SEC’s web site at http://www.sec.gov and by contacting AMD Investor Relations at investor.relations@amd.com or by telephone: (408) 749-4000. Certain executive officers and directors of AMD have interests in the transaction that may differ from the interests of AMD stockholders generally. These interests will be described in the proxy statement when AMD files it with the SEC in the coming weeks.

TO:	AMD Sales
FROM:	Gustavo Arenas, Senior Vice President, Manufacturing & Supply Chain Management
SUBJECT:	Our Asset Smart Strategy

As you have seen from Dirk’s email, today is a historic day for AMD. We have announced our intention to forge two world-class partnerships: one with the Mubadala Development Company to strengthen AMD, and one with the newly formed Advanced Technology Investment Company (ATIC) of Abu Dhabi to create a new global enterprise, “The Foundry Company,” designed to address the evolving needs of the semiconductor industry.

As Dirk stated, this truly is Asset Smart. Through this transaction:

•	We strengthen the AMD balance sheet and liquidity

•	We sharpen our focus on the design and development of the next generation of innovation based on the fusion of computing and graphics processing.

•	We create a new business model that doesn’t require us to fund leading-edge fabs

•

Our customers can rest assured that our products will still be manufactured in leading-edge facilities on some of the most advanced manufacturing technology, by a manufacturing company that is committed to mutual success and unwavering quality

We believe that the value that this transaction is capable of creating for ourselves, our shareholders and our customers is tremendous!

As members of AMD’s Sales force, you have a critical role in communicating the anticipated benefits of this transaction with our customers and technology partners. There will be a lot of questions about this transaction and what it means for AMD. But the most important thing our customers will want to know is what it means for them.

So it is vital that you understand what today’s announcement means for AMD and why it is so exciting. An intranet site has been created that should serve as an important information resource for you. Here you will find presentations and detailed Q&As that will be very helpful for you to educate yourselves and our customers about this transaction. Following the Global Town Hall meeting later today, a mandatory all-AMD Sales force briefing to help you further explain the impact of this announcement to your customers will be held at 2 p.m. Central. Linda Starr, AMD’s Corporate VP of Sales, will lead that call. The dial-in information is as follows: US: 1-877-336-1283 International: (404)443-6389 Access Code: 3722386. And as always, if you have additional questions about how this impacts AMD or any of our customers, please don’t hesitate to ask your management or to email me directly.

Again, this strategy creates wonderful opportunities for AMD. Let’s be sure that we fully understand those opportunities and how to bring the benefit of this transaction to our customers.

Additional Information and Where to Find It

AMD will file a proxy statement pursuant to which AMD’s board of directors will solicit proxies in connection with seeking AMD stockholder approval of the issuance of AMD shares and warrants pursuant to the Master Transaction Agreement with the Securities and Exchange Commission (the “SEC”). Investors and security holders are urged to read the proxy statement when it becomes available and other relevant documents filed with the SEC because they will contain important information. Security holders may obtain a free copy of the proxy statement, when AMD files it with the SEC in the coming weeks, and other documents filed by AMD with the SEC at the SEC’s web site at http://www.sec.gov. The proxy statement and other documents may also be obtained free of charge by contacting AMD Investor Relations at investor.relations@amd.com or by telephone: (408) 749-4000.

AMD and its executive officers and directors may be deemed to be participants in the solicitation of proxies from AMD’s stockholders with respect to the issuance of AMD shares and warrants pursuant to the Master Transaction Agreement. Information regarding such executive officers and directors is included in AMD’s Proxy Statement for its 2008 Annual Meeting of Stockholders filed with the SEC on March 14, 2008, which is available free of charge at the SEC’s web site at http://www.sec.gov and by contacting AMD Investor Relations at investor.relations@amd.com or by telephone: (408) 749-4000. Certain executive officers and directors of AMD have interests in the transaction that may differ from the interests of AMD stockholders generally. These interests will be described in the proxy statement when AMD files it with the SEC in the coming weeks.

TO:	All Employees
FROM:	Dirk Meyer, AMD President and CEO
RE:	Launching a New Company, and a New AMD

Today, I am excited to announce our intention to form a new global foundry company, a game-changing move that unlocks the full potential of AMD’s world-class high-end manufacturing operation, while improving our balance sheet and positioning both companies for future success in their respective businesses.

The new company – temporarily called “The Foundry Company” – is a natural next step in our transformation, and a reflection of a fundamental change in the semiconductor industry.

Over the past two decades, we have seen the costs and complexity of silicon manufacturing increase significantly. As a result, a growing number of companies have turned to foundry services to bring their products to market with less capital-intensity. This has been one of AMD’s challenges – raising the massive capital requirements to stay ahead of the process technology curve, while retaining dedicated access to one of the most impressive manufacturing capabilities in the world.

The answer is “The Foundry Company” - a joint venture to be built from AMD’s world-class manufacturing operation, in partnership with the Advanced Technology Investment Company (ATIC) of Abu Dhabi. Through an expanded, long-term technology partnership with IBM, The Foundry Company will have access to world-class, leading-edge process innovation – both on SOI and bulk technology. And, as a key member of the IBM Alliance, we will have access to a strong and growing technology development ecosystem and portfolio of potential customers.

In short, The Foundry Company will have the people, technology and committed capital to build much-needed capacity in Upstate New York and Dresden, Germany.

The positive financial impact on AMD as a product company is clear. With the cash from ATIC’s investment in The Foundry Company, and an additional investment in AMD by our partner, Mubadala Development Company, we will see an immediate improvement in our unconsolidated balance sheet and liquidity. This will allow us to tighten our focus on product design based on our unique combination of computing and graphics processing expertise.

Today’s announcement is the payoff of a strategic vision two years in the making and driven largely by Hector Ruiz, who will be named chairman of the board of The Foundry Company. I am also pleased to announce that Doug Grose will be CEO of this new company. Under their leadership, and through the collective skill and experience of The Foundry Company’s 3,000 employees worldwide, this company will be well-positioned to serve a global customer base through technology and manufacturing innovation, efficiency advancements and outstanding service levels.

The Foundry Company will incorporate virtually all of AMD’s wafer Manufacturing and Technology groups while AMD will retain its Assembly, Test, Mark and Pack operations, as well as Supply Chain and Operations, all of which will be led by John Docherty.

For those of you who will be joining The Foundry Company, this is an exciting day. You are part of something pioneering and your key strengths and manufacturing and service excellence will be the core of this exciting new company.

Doug, Hector and all of the AMDers who will have a role in this new company deserve our congratulations and thanks. Without their hard work, this announcement would not be possible, and we know they will bring the same passion as employees of The Foundry Company. I also want to take this opportunity to thank all of you, for your hard work, dedication and patience with this long-term strategy.

It’s important to note that our savvy partners Mubadala and ATIC see the incredible experience, talent and potential that our manufacturing and engineering teams hold. They are truly world-class partners. Their global vision and strategy, global relationships, and ambition to make smart, long-term investments make this partnership a world-class recipe for success.

But here’s the thing that is most important for all of us to remember going forward: We need each other to succeed. While as separate entities we will have opportunities that wouldn’t exist otherwise, we can’t fully take advantage of those opportunities without nurturing and maintaining a close, strategic partnership. And in doing so, we will enable both AMD and The Foundry Company to become truly great, global companies with solid potential for long-term profitability and growth.

I’m sure you all have questions that I can’t begin to answer in one email. Doug, Bob Rivet and I will host an all-employee Town Hall meeting today via satellite from New York City at 10 a.m. Central to talk more about this historic announcement. We also have Q&As available here, and I encourage you to talk to your management and HR Business Partners about this announcement and what it means to you.

Congratulations to all of you and your role in defining the next exciting chapter in our evolution!

Additional Information and Where to Find It

AMD will file a proxy statement pursuant to which AMD’s board of directors will solicit proxies in connection with seeking AMD stockholder approval of the issuance of AMD shares and warrants pursuant to the Master Transaction Agreement with the Securities and Exchange Commission (the “SEC”). Investors and security holders are urged to read the proxy statement when it becomes available and other relevant documents filed with the SEC because they will contain important information. Security holders may obtain a free copy of the proxy statement, when AMD files it with the SEC in the coming weeks, and other documents filed by AMD with the SEC at the SEC’s web site at http://www.sec.gov. The proxy statement and other documents may also be obtained free of charge by contacting AMD Investor Relations at investor.relations@amd.com or by telephone: (408) 749-4000.

AMD and its executive officers and directors may be deemed to be participants in the solicitation of proxies from AMD’s stockholders with respect to the issuance of AMD shares and warrants pursuant to the Master Transaction Agreement. Information regarding such executive officers and directors is included in AMD’s Proxy Statement for its 2008 Annual Meeting of Stockholders filed with the SEC on March 14, 2008, which is available free of charge at the SEC’s web site at http://www.sec.gov and by contacting AMD Investor Relations at investor.relations@amd.com or by telephone: (408) 749-4000. Certain executive officers and directors of AMD have interests in the transaction that may differ from the interests of AMD stockholders generally. These interests will be described in the proxy statement when AMD files it with the SEC in the coming weeks.

TO:	Future Foundry Company Employees
FROM:	Doug Grose, AMD Senior Vice President, Manufacturing & Supply Chain Management
SUBJECT:	Welcome to The Foundry Company!

Fellow Employees,

Today is a truly momentous day, for AMD, for you, our world-class manufacturing and technology employees and for the industry as a whole. Today we embark on a new and exciting journey with the announcement of our intention to create a new company founded upon your commitment to excellence. Today we take the first steps to unlock our full potential — as individuals and as a team.

The semiconductor industry is consolidating around a handful of foundries with the expertise, scale and capital to serve the rapidly growing global demand for volume production at the leading-edge. With a track record of manufacturing and technology leadership – rapidly achieving mature yields with world class cycle times – The Foundry Company will be poised to capitalize on this increasing transition to foundries.

The Foundry Company intends to rapidly scale capacity, maintain and enhance its profile within the IBM alliance, and aggressively pursue new customers. Through completing the Dresden expansion, adding a new advanced manufacturing facility in New York, and building a strong leadership team, there is significant potential for growth.

Our focus is clear: to be the premier partner for building the world’s most innovative technologies. The Foundry Company will do this by creating an unrivaled customer experience through a commitment to exceptional service, operational excellence and technology innovation.

As we move toward completion of the transaction that formally creates The Foundry Company as a joint venture between ATIC and AMD, there are things we need to do to realize our potential for growth and success. We need to focus on creating our own identity as a company while providing our first customer—AMD—with an unmatched level of service and quality. Clearly, AMD and The Foundry Company are vital to each other’s success, and our unique relationship can serve as a model for future customer relationships.

I am sure you have many questions about today’s announcement and what it means for you. Rest assured, there are lots of communications activities planned today and over the coming days, weeks and months ahead. But in the meantime, don’t hesitate to talk to your manager, HR Business Partner or any member of The Foundry Company leadership team, including myself. We have also set up a resource for information on the intranet, where you can find answers to many of your questions, information about our new company, and much more.

Congratulations to all of you for making this day possible! You should be very proud of your achievements as members of AMD’s manufacturing and technology organization, and tremendously excited about our bright prospects for the future as part of The Foundry Company team!

Additional Information and Where to Find It

AMD will file a proxy statement pursuant to which AMD’s board of directors will solicit proxies in connection with seeking AMD stockholder approval of the issuance of AMD shares and warrants pursuant to the Master Transaction Agreement with the Securities and Exchange Commission (the “SEC”). Investors and security holders are urged to read the proxy statement when it becomes available and other relevant documents filed with the SEC because they will contain important information. Security holders may obtain a free copy of the proxy statement, when AMD files it with the SEC in the coming weeks, and other documents filed by AMD with the SEC at the SEC’s web site at http://www.sec.gov. The proxy statement and other documents may also be obtained free of charge by contacting AMD Investor Relations at investor.relations@amd.com or by telephone: (408) 749-4000.

AMD and its executive officers and directors may be deemed to be participants in the solicitation of proxies from AMD’s stockholders with respect to the issuance of AMD shares and warrants pursuant to the Master Transaction Agreement. Information regarding such executive officers and directors is included in AMD’s Proxy Statement for its 2008 Annual Meeting of Stockholders filed with the SEC on March 14, 2008, which is available free of charge at the SEC’s web site at http://www.sec.gov and by contacting AMD Investor Relations at investor.relations@amd.com or by telephone: (408) 749-4000. Certain executive officers and directors of AMD have interests in the transaction that may differ from the interests of AMD stockholders generally. These interests will be described in the proxy statement when AMD files it with the SEC in the coming weeks.

TO:	All ATMP Employees
FROM:	John Docherty, AMD Corporate Vice President, Global Operations
RE:	Today’s Announcement

Today is an important day for AMD and an exciting time for all of you who are the foundation of AMD’s Assembly, Test, Mark and Packaging operations. Hopefully you have had a chance to read Dirk’s email about today’s announcement.

Having spent most of my career running wafer fab operations including sort, package and test operations, I am very excited about the opportunity to lead AMD’s ATMP and Global Business Operations organizations. The work that all of you do is a critical component of our success, and will be even more important as we move forward with the plans we have announced today.

Our ATMP operations are a vital part of our customer supply chain. The work that we do is tailored to our microprocessor business and is highly integrated with our microprocessor development and customer delivery commitments. For these reasons, we concluded that AMD should retain full control of its ATMP operations.

However, in order to fully capitalize on our strategy and maintain our relationship with The Foundry Company as it moves to independence, we need to evolve our operations. Today, ATMP operations are highly customized to AMD microprocessor products. As a first step, we have decided to move to “industry standard” test platforms, which will over time support a broader set of products (e.g. Graphics), create capacity flexibility and help lower costs. Over the next few months, I will be working very closely with Chuck Anderson and the ATMP senior leadership to develop the right strategic plans to enable us to take our ATMP operations to the next level.

During my time at AMD, I have visited each of the plants and I continue to be impressed with your operations. It is truly an honor to have a new leadership role in an organization with so many talented and dedicated employees. I hope to get the opportunity over the coming months to meet many of you in person. In the meantime, please don’t hesitate to share your comments and questions with me as we go through this transformation. I look forward to the success we will bring to AMD and The Foundry Company. Thanks to all of you for your support and teamwork as we enable ATMP and AMD to transform, evolve and continue onward towards long-term success.

Additional Information and Where to Find It

AMD will file a proxy statement pursuant to which AMD’s board of directors will solicit proxies in connection with seeking AMD stockholder approval of the issuance of AMD shares and warrants pursuant to the Master Transaction Agreement with the Securities and Exchange Commission (the “SEC”). Investors and security holders are urged to read the proxy statement when it becomes available and other relevant documents filed with the SEC because they will contain important information. Security holders may obtain a free copy of the proxy statement, when AMD files it with the SEC in the coming weeks, and other documents filed by AMD with the SEC at the SEC’s web site at http://www.sec.gov. The proxy statement and other documents may also be obtained free of charge by contacting AMD Investor Relations at investor.relations@amd.com or by telephone: (408) 749-4000.

AMD and its executive officers and directors may be deemed to be participants in the solicitation of proxies from AMD’s stockholders with respect to the issuance of AMD shares and warrants pursuant to the Master Transaction Agreement. Information regarding such executive officers and directors is included in AMD’s Proxy Statement for its 2008 Annual Meeting of Stockholders filed with the SEC on March 14, 2008, which is available free of charge at the SEC’s web site at http://www.sec.gov and by contacting AMD Investor Relations at investor.relations@amd.com or by telephone: (408) 749-4000. Certain executive officers and directors of AMD have interests in the transaction that may differ from the interests of AMD stockholders generally. These interests will be described in the proxy statement when AMD files it with the SEC in the coming weeks.

Dear (Customer/Partner Company):

Today marks an exciting new direction for the future of AMD and our industry. We are delighted to let you know that today AMD and the Advanced Technology Investment Company (ATIC) of Abu Dhabi announced their intent to create a U.S.-headquartered, leading-edge semiconductor manufacturing company to address growing demand for independent, leading-edge foundry production capabilities. The new global company will be called “The Foundry Company” until its permanent name is announced.

As a result of the transaction, AMD will strengthen its financial position and its focus on the design and development of innovative solutions for customers of our server, client and graphics solutions. Mubadala Development Company, an existing 8.1% AMD stockholder, intends to increase its stake to approximately 19.3% of outstanding AMD shares on a fully diluted basis, through the purchase of 58 million newly-issued shares and warrants to purchase 30 million additional shares for a total of $314 million.

The creation of the Foundry Company enables AMD to recast a business model that unlocks the value of its manufacturing excellence to emerge financially stronger and tightly focused on the design and development of next generation of innovation for our server, client and graphics customers.

As the only company in the world with a proven track record of innovation in both x86 CPU and graphics technologies, AMD will have the ability to reinforce its focus on those markets. AMD will be able to invest much of our R&D spend on design innovation and create the best environment for the world’s most talented and customer-focused design engineers and marketers.

By virtue of this transaction, upon close, AMD will have all the advantages of being an integrated manufacturer, including the ability to execute on leading edge roadmaps, and access to next-generation processing technology and leading edge capacity.

AMD is also planned to emerge from this transaction with a strengthened balance sheet, reduced debt (on an unconsolidated basis) and improved free cash flow.

AMD remains committed to maintaining a vibrant ecosystem driven by fair and open competition, and we will continue to enable our chipset, motherboard and other system component partners as we have in the past.

During the transition period and beyond, AMD will form a Customer Advisory Board to help ensure appropriate customer focus and that customer issues and concerns are managed successfully.

The transaction is expected to close at the beginning of 2009, and we look forward to telling you more about our exciting new direction during the next few months. You may also visit our website at www.amd.com for the latest fact sheets and press releases concerning the transaction.

As always, know that will continue to find in AMD a safe, stable partner committed to enabling our shared success, and a partner committed to deliver you increased competition and choice in processing solutions.

Sincerely,

Additional Information and Where to Find It

AMD will file a proxy statement pursuant to which AMD’s board of directors will solicit proxies in connection with seeking AMD stockholder approval of the issuance of AMD shares and warrants pursuant to the Master Transaction Agreement with the Securities and Exchange Commission (the “SEC”). Investors and security holders are urged to read the proxy statement when it becomes available and other relevant documents filed with the SEC because they will contain important information. Security holders may obtain a free copy of the proxy statement, when AMD files it with the SEC in the coming weeks, and other documents filed by AMD with the SEC at the SEC’s web site at http://www.sec.gov. The proxy statement and other documents may also be obtained free of charge by contacting AMD Investor Relations at investor.relations@amd.com or by telephone: (408) 749-4000.

AMD and its executive officers and directors may be deemed to be participants in the solicitation of proxies from AMD’s stockholders with respect to the issuance of AMD shares and warrants pursuant to the Master Transaction Agreement. Information regarding such executive officers and directors is included in AMD’s Proxy Statement for its 2008 Annual Meeting of Stockholders filed with the SEC on March 14, 2008, which is available free of charge at the SEC’s web site at http://www.sec.gov and by contacting AMD Investor Relations at investor.relations@amd.com or by telephone: (408) 749-4000. Certain executive officers and directors of AMD have interests in the transaction that may differ from the interests of AMD stockholders generally. These interests will be described in the proxy statement when AMD files it with the SEC in the coming weeks.